2 Park Plaza, Suite 470
                            Irvine, California 92614


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                        (to be held on February 27, 1997)



         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Nona Morelli's II, Inc., a Colorado corporation (the "Company"), will be held at the Hyatt Regency Hotel, 17900 Jamboree Road, Irvine, California 92614, on February 27, 1997, at 9:30 A.M. for the following purposes:

     1. To elect one member of the Board of Directors to serve until the next Annual Meeting of Stockholders;

     2. To approve and adopt an Agreement of Merger with a newly formed Nevada corporation, NuOasis Corp. whereby the Company will merge with and into this Nevada corporation for the purpose of reincorporating the Company in the State of Nevada (the "Merger Proposal").If the Merger Proposal is approved, common stockholders in the Company will receive one (1) share of $.01 par value common stock in the Nevada corporation for each issued and outstanding share of $.01 par value common stock held in the Company;

     3. To adopt, pursuant to the Merger, the provision in the Nevada corporation's Articles of Incorporation establishing a quorum requirement for shareholders' meetings of not less than one-third of the outstanding voting shares. Proposal 3 is conditioned upon adoption of Proposal 2.

         Regardless of the vote on Proposal No. 2, if dissenting shareholders demand appraisal rights under Colorado law, the Board may still elect to abandon the Merger. If the Board elects to abandon the Merger, the stockholders will vote on the following proposal which, on receipt of an affirmative vote, would be implemented following the Meeting:

     4. To approve and adopt an amendment to the Articles of Incorporation in which amendment the name of the Company will be changed to NuOasis Resorts, Inc. and the authorized number of common shares increased to 75,000,000.

         And, regardless of the vote on Proposal No. 2,

     5. To approve and adopt a 1996 Non-Qualified Stock Compensation Plan, under which 500,000 post-merger shares of Common stock will be reserved for issuance to officers, directors, and consultants, and a further 500,000 shares of post-merger Common stock will be reserved for issuance on exercise of outstanding options issued to officers, directors and consultants as compensation for services rendered to the Company in fiscal 1996 and 1997.

                                                         [NM\MIN:97ANCLN1.MTG]-1

     6.   To ratify appointment of auditors for fiscal 1997;

     7. To approve and adopt any other such measures or transact such other business as may properly come before the Meeting or any adjournments and postponements thereof.

         The discussion of the proposals set forth above is intended only as a summary, and is qualified in its entirety by the information relating to the proposals set forth in the accompanying Proxy Statement.

         The Board of Directors has fixed the close of business on December 31, 1996 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. Only holders of the Company's voting securities at the close of business on the record date are entitled to vote at the Meeting.

         Accompanying this Notice are a Proxy and a Proxy Statement. IF YOU WILL NOT BE ABLE TO ATTEND THE MEETING TO VOTE IN PERSON, PLEASE SIGN AND DATE THE ACCOMPANYING PROXY AND RETURN IT IN THE ENCLOSED POSTAGE PAID ENVELOPE.

         The proxy may be revoked at any time prior to its exercise at the Meeting.

                                        By Order of the Board of Directors

                                        /s/  John D. Desbrow
                                        ---------------------------------------
                                             John D. Desbrow
                                             Secretary

Irvine, California
January 20, 1997

                                                         [NM\MIN:97ANCLN1.MTG]-1

                             2 Park Plaza, Suite 470
                                Irvine, CA 92614


                         ANNUAL MEETING OF STOCKHOLDERS
                                February 27, 1997


                                 PROXY STATEMENT

                                  Introduction

         The Proxy Statement is furnished to the Stockholders of Nona Morelli's II, Inc., (the "Company"), a Colorado corporation, on or about January 20, 1997 in connection with the solicitation of proxies by and on behalf of the Board of Directors (the "Board") of the Company. The proxies solicited are to be voted at the Annual Meeting of Stockholders of the Company to be held at the Hyatt Regency Hotel, Irvine, California on February 27, 1997 (the "Annual Meeting") and at any and all adjournments and postponements thereof.

Matters to be Considered

         The following matters will be acted on at the Annual Meeting:

     1. Election of one Director to serve for the ensuing year and until his successor is elected and qualified.

     2. Approval and adoption of an Agreement of Merger with a newly formed Nevada corporation, NuOasis Corp. whereby the Company will merge with and into the Nevada corporation under which stockholders in the Company will receive one (1) share of $.01 par value common stock in the Nevada corporation for each issued and outstanding share of $.01 par value common stock held in the Company.

     3. Adoption, pursuant to the Merger, of the provision in the Nevada corporation's Articles of Incorporation establishing a quorum requirement for shareholders' meetings of not less than one-third (331/3%) of the outstanding voting shares. Proposal 3 is conditioned upon adoption of Proposal 2;

         Regardless of the vote on Proposal No. 2, if dissenting shareholders demand appraisal rights under Colorado law, the Board may still elect to abandon the Merger. If the Board elects to abandon the Merger the stockholders will vote on the following proposal which, on receipt of an affirmative vote, would be implemented following the Meeting:

     4. Approval and adoption of an amendment to the Articles of Incorporation in which amendment the name of the Company will be changed to NuOasis Resorts, Inc. and the authorized number of common shares increased to 75,000,000.

                                                         [NM\MIN:97ANCLN1.MTG]-1

And, regardless of the vote on Proposal No. 2,

     5. Approval and adoption of a 1996 Non-Qualified Stock Compensation Plan under which 500,000 post-merger shares of common stock will be reserved for issuance to officers, directors, and consultants, and a further 500,000 shares of post-merger common stock will be reserved for issuance on exercise of outstanding options issued to officers, directors and consultants as compensation for services rendered to the Company in fiscal years 1995, 1996 and 1997.

     6.   Ratification of appointment of auditors for fiscal 1997.

     7. Approval and adoption of any other business as may properly come before the Meeting.

Change of Control

         On May 25, 1995 the Company purchased a forty percent (40%) net profits interest in the gaming operations conducted at the Diamond Casino Holiday Inn and Harbor Island Diamond Casino (Hyatt Regency) in Macau (the "Gaming Interest") from Ng Man Sun dba Dragon Sight International Amusement (Macau) Company. At the Closing the Company issued 32,000,000 shares to Mr. Ng. Man Sun and his designees. As a result of the transaction Mr. Ng Man Sun and his designees obtained controlling interest in the Company. Effective September 30, 1996 Mr. Ng Man Sun deposited 20,000,000 shares into an escrow with a Caribbean based trust management company pursuant to an agreement for the purchase of the Gaming Interest from NuOasis International, Inc., a wholly-owned subsidiary of the Company. As a result Mr. Ng Man Sun has relinquished voting or dispositive control over such 20,000,000 shares and such shares are currently controlled by the trust company, C/A/K Trustkantoor, N.V. The remaining 12,000,000 shares were issued to distributees who have disclaimed any control by Mr. Ng Man Sun. The identification and number of shares received by each distributee in 1995 was as follows:


Name                                               # of Shares
-------------------------------------              ---------------------------
Structure America, Inc.                                       250,000
Fortune Maple Development Ltd.                                400,000
Joe Howarko                                                   500,000
Busywell Trading Ltd.                                         600,000
Daxprofit Investment Limited                                  900,000
Rainbow Shine Enterprises Ltd.                               1,100,000
New Growth Investment Limited                                1,250,000
Million Cherry Investment Limited                            2,000,000
Ocean Trend International Limited                            2,000,000
Dragon King Investment Services Ltd.                         3,000,000
                                                             ----------
            Total                                            12,000,000

                                                         [NM\MIN:97ANCLN1.MTG]-1

         With the exception of Structure America, Inc. and Joe Howarko each of the distributees were entities beneficially owned by business associates of Mr. Ng Man Sun. Joe Howarko is a business associate of Mr. Ng Man Sun. Structure America, Inc. was a consultant to the Company in the acquisition transaction and had no prior relationship with Mr. Ng Man Sun. None of the distributees are affiliates of Mr. Ng. Man Sun or controlled by Mr. Ng Man Sun.

         Mr. Ng Man Sun's distributees holding in excess of 5% of the Company's common stock are set forth below under "Security Ownership of Certain Principal Stockholders and Management". Prior to the transaction NuVen Advisors, Inc., formerly New World Capital, Inc., held voting control of the Company by virtue of its 24,000,000 shares of Series D Preferred Stock.

Voting Securities and Voting Matters

         Only holders of record of the Company's voting common and Preferred Stock are entitled to notice of and to vote at the Annual Meeting. As of the December 31, 1996 record date, the Company had issued and outstanding 45,105,500 shares of common stock and 24,000,000 shares of Series D Voting Convertible
Preferred Stock. Each share of common stock and Series D Voting Convertible Preferred Stock issued and outstanding on December 31, 1996 is entitled to one vote at the Annual Meeting.

         A majority of the shares of the Company's voting stock outstanding must be represented at the Annual Meeting in person or by proxy to constitute a quorum for the transaction of business. In the election of directors, each voting share is entitled to one vote for a nominee for each director position. The Company does not have cumulative voting.

Solicitation of Proxies

         The cost of solicitation of proxies will be borne by the Company. Solicitation of proxies may be made by officers, directors and employees of the Company in person, by telephone or by mail. In addition, brokers, banks and other nominee holders will be reimbursed for expenses they incur in forwarding proxy materials to and obtaining voting instructions from beneficial owners of the Company's common stock.

         A form of proxy is enclosed for your vote. The shares represented by each properly executed unrevoked proxy will be voted as directed by the stockholder for the proposals and for any other matter to be brought before the stockholders as indicated in the proxy by the shareholder. If no direction is made, the shares represented by each properly executed proxy will be voted for management's nominees, for the Board of Directors and for all other proposals.

         Any proxy given may be revoked at any time prior to its exercise by filing with the Secretary of the Company an instrument revoking the proxy or the filing of a duly executed proxy bearing a later date. Any stockholder present at the Meeting who has given a proxy may withdraw it and vote his or her shares in person if the stockholder so desires.

                                                         [NM\MIN:97ANCLN1.MTG]-1

Voting Procedure

         The shares represented by each properly executed proxy returned to the Company will be voted at the Meeting as indicated on the proxy. If no instructions are given, the person authorized by the proxy will vote in favor of election of the director nominee named in this Proxy Statement, for the approval and adoption of the Merger Agreement or in the alternative for the approval of the Amendment to the Articles of Incorporation, for approval of a 1996 Non-Qualified Stock Compensation Plan and for ratification of appointment of independent auditors. Any person giving a proxy has the right to revoke it at any time before it is exercised (1) by filing with the Secretary of the Company a duly signed revocation or proxy bearing a later date or (2) by voting in person at the Meeting.

         The Board of Directors is not aware of any matters other than those set forth above which may come before the Annual Meeting. If any other matters are properly presented to the Meeting for action, unless contrary instructions are given, the persons named in the enclosed form of proxy and acting thereunder have the power to vote in accordance with their best judgment on such matters.

         The outstanding shares of common stock and Series D Preferred Stock vote together as a single class. Election of the nominee as sole Director will require the affirmative vote of a majority of the shares of the Company's outstanding voting stock represented at the Meeting. Provided a quorum is present approval and adoption of the Merger Agreement or in the alternative the Amendment to the Articles of Incorporation, approval of a 1996 Non-Qualified Stock Compensation Plan, and ratification of the appointment of independent auditors will require the affirmative vote of a majority of the Company's shares represented at the Meeting. C/A/K Trustkantoor, N.V. intends to vote the 20,000,000 shares it holds in favor of all the proposals. NuVen Advisors intends to vote its 24,000,000 votes in favor of all the proposals.

         If a proxy is marked with instructions to withhold authority to vote for one or more director nominees or to abstain from voting on any matter, those shares will be treated as represented at the Meeting and entitled to vote in determining whether a quorum is present. In other matters where approval is required by a majority of shares outstanding or represented at the Meeting, abstentions from voting on a matter will have the effect of a vote against the matter. However, abstentions and broker non-votes will not have any effect on the outcome of the election of directors, the adoption of the 1996 Non-Qualified Stock Compensation Plan or ratification of the selection of the auditors, as each of those proposals would be approved based on a majority of the shares present and voting at the Meeting.

         Broker non-votes (where a broker or other record holder submits a proxy but does not have authority to vote a customer's shares) will be considered present for purposes of establishing a quorum. Under applicable Colorado law, a broker non-vote will have the effect of a vote against the proposals being considered, but such negative votes would not prevent each of the proposals from being approved based upon the anticipated affirmative votes of C/A/K Trustkantoor, N.V. and NuVen Advisors at the Meeting.

                                                         [NM\MIN:97ANCLN1.MTG]-1

Security Ownership of Certain Principal Stockholders and Management

         The following table sets forth certain information regarding ownership of the Company's $.01 par value common stock as of December 31, 1996. It includes each person known by the Company to be the beneficial owner of more than 5% of the Company's $.01 par value common stock. Unless otherwise indicated, the persons named in the table possess sole voting and investment power with respect to the shares listed (except to the extent such authority is shared with spouses under applicable law).


                                         Amount and                       Amount and
                                         Nature of                        Nature of
                                         Beneficial                       Beneficial
Name and Address                         Interest of $.01                 Interest of Series
of Officers and                          Par Value            Percent     D Convertible        Percent
Directors                                Common Stock         of Class    Preferred Stock      of Class
---------------------------------------- -----------------    --------    ------------------   ---------

C/A/K Trustkantoor N.V.(2)
P.O. Box 210
Willemstad
Curacao                                      20,000,000         44.40%             0                0%

Dragon King Investment
Services Ltd.
8th Floor, Ruttonjee House
11 Duddell Street
Central Hong Kong                             3,000,000          6.66%             0                0%

NuVen Advisors, Inc.(1)(3)
2 Park Plaza, Suite 470
Irvine, CA  92614                                 0               0%           24,000,000          100%


(1) Gives effect to the one vote per share for each of the outstanding shares of Common and Series D Preferred Stock.

(2) The shares are held pursuant to an escrow for the purchase of Replacement Property by NuOasis International, Inc.

(3) The Luke Family Trust (the "Luke Trust") owns 93% of NuVen Advisors, formerly New World Capital, Inc.. Fred G. Luke, as Co-Trustee of the Luke Trust determines the voting of such shares and, as a result, may be deemed to control the Luke Trust.

                                                         [NM\MIN:97ANCLN1.MTG]-1

         The following sets forth information with respect to the Company's voting stock beneficially owned by each current and former officer and director, and by all current and former officers and directors as a group, as of December 31, 1996:


                                            Amount and                       Amount and Nature
                                             Nature of                         of Beneficial
                                        Beneficial Interest                Interest of Series D
         Name of Officers and            of $.01 Par Value      Percent        Convertible         Percent
             Directors(1)                  Common Stock       of Class(3)     Preferred Stock      of Class
-------------------------------------- -------------------- -------------- -------------------- ---------------

Fred G. Luke                                11,100,000          19.91%        24,000,000(2)          100%
John D. Desbrow                              121,000             .27%               0                 0%
Steven H.  Dong                              102,000             .23%               0                  0%
Jon Lawver                                   100,000             .23%               0                 0%
Albert Rapuano                               500,000            1.11%               0                 0%
All Officers and Directors as a group       11,976,000          21.18%          24,000,000           100%


(1) The address of each executive officer or Director is 2 Park Plaza, Suite 470, Irvine, CA 92614 unless otherwise shown.

(2) The Luke Trust owns 93% of NuVen Advisors Inc., formerly New World. Fred G. Luke, as co-Trustee of the Luke Trust determines the voting of such shares and, as a result, may be deemed to control the Luke Trust and the disposition of the 24,000,000 shares of the Company's Series D Preferred Stock.

(3) Percentage ownership amounts are computed for each holder assuming that convertible securities and options held by each holder are exercised within 60 days, however, as of date of this Proxy Statement, no shares are held by any officer except for Fred G. Luke who holds 400,000 shares and John D. Desbrow who holds 71,000 shares.

(4) Options and shares are held by J.L. Lawver Corp. of which John Lawver is the President of J.L. Lawver Corp.


PROPOSAL 1:                ELECTION OF DIRECTORS

         Directors are elected at each Annual Meeting of stockholders and hold office until the next annual meeting of stockholders or until their respective successors are elected and qualified. The current Board is of the opinion that the election to the Board of Directors of the person identified below, who is currently serving as the sole Director of the Company and has consented to continue to serve if elected, would be in the best interest of the Company. The nominee has agreed to serve if elected. The sole nominee is Fred G. Luke.

         Proxies will be voted FOR the election of the above-named nominee unless the stockholders indicate that the proxy shall not be voted for such nominee. If for any reason a nominee should, prior to the Annual Meeting, become unavailable for election as a Director, an event not now anticipated, the proxies will be voted for such substitute nominee, if any, as may be recommended by the current Board. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

                                                         [NM\MIN:97ANCLN1.MTG]-1

         The Board unanimously recommends a vote FOR the election of the nominee listed below. Proxies solicited by the Board of Directors will be voted FOR the named nominee unless instructions are given to the contrary.

         Set forth below is certain information with respect to the nominees to the Board of Directors of the Company.


Name of Nominee     Age  Position            Period Served asDirector
---------------     ---  ------------------  ------------------------------
Fred G. Luke        49   Chief Executive     July 22, 1993 to present
                         Officer & Director

Fred G. Luke, age 49. Mr. Fred Luke has been a Director of the Company since June 1993, and Chairman and Chief Executive Officer since July 22, 1993. Mr. Luke has over twenty-four (24) years of experience in domestic and international financing and the management of private and publicly-held companies. Since 1982 Mr. Luke has provided consulting services and has served, for brief periods usually lasting not more than six months, as a Director, or as Chief Executive Officer and Chairman of the Board of various public and privately-held companies in conjunction with such financial and corporate restructuring services. In addition to his position with the Company, Mr. Luke has served as Chairman and President of NuOasis Gaming, Inc. ("NuOasis"), the Company's domestic gaming subsidiary since March 30, 1994. Mr. Luke also currently serves as President of Hart Industries, Inc. ("Hart"), the Toen Group Inc. ("Toen"), Retail Holdings Inc. ("Retail"), Diversified Land & Exploration Co. ("DL&E") and New World Capital Advisors Inc. (NWCA"), all of which are formerly publicly traded companies with no current operations or market listing. From 1991 through 1994, Mr. Luke served as the President and a Director of Basic Natural Resources, Inc. ("BNR"). BNR is presently inactive. Hart and DL&E were formerly in the environmental services and natural gas processing business, respectively. Mr. Luke also serves as Chairman and President of NuVen Advisors Inc.("NuVen"). NuVen is a management and merger and acquisitions consulting firm which renders administrative and acquisition services to the Company and to NuOasis, Hart, Toen, Retail, DL&E and NWCA. There are no contractual or ownership relationships between Hart, Toen, Retail, NWCA, DL&E or BNR on the one hand, and the Company on other hand. NuVen is a stockholder of Hart, Toen, Retail, NWCA, DL&E and the Company, and it provides management, general and administrative services, and merger and acquisition services to Hart, Toen, Retail, NWCA, DL&E and the Company pursuant to separate Advisory and Management Agreements. Mr. Luke received a Bachelor of Arts Degree in Mathematics from California State University, San Jose in 1969.

Meeting of Board and Committees

         During the fiscal year ended June 30, 1995 the Board adopted 34 sets of resolutions by written consent. During the fiscal year ended June 30, 1996 the Board adopted 21 sets of resolutions by written consent. There were no meetings held by the Board during the fiscal year ended June 30, 1995. All actions during this period were taken by written consent.

                                                         [NM\MIN:97ANCLN1.MTG]-1

         The Board of Directors has adopted resolutions establishing an Audit Committee; however, the members of the Audit Committee have not yet been designated. The Committee's responsibility will be to review and act on or report to the Board of Directors with respect to various audit and accounting matters, including the selection of independent auditors, the determination of the scope of audit procedures, the nature of the services to be performed by and the fees to be paid to the Company's independent auditors, the establishment of the accounting practices of the Company, and the monitoring of all phases of the Company's operations.

Board Compensation

         The Company has no standard arrangement for the compensation of directors or their committee participation or special assignments. The Company has established an Advisory Board to assist the Board of Directors. Members of the Advisory Board are typically compensated at the approximate rate of $1,000 per month. During fiscal 1996, Jonathan L. Small was paid approximately $12,000 for his services as a Director. During fiscal 1996, John D. Desbrow was paid approximately $11,000, for the eleven month period from July 1995 to May 1996 for his services rendered as a Director. No compensation was paid to other Directors during fiscal 1996.

                                                         [NM\MIN:97ANCLN1.MTG]-1

                             EXECUTIVE COMPENSATION

         Summary Compensation Table

         The following summary compensation table sets forth in summary form the compensation received during each of the Company's last three completed fiscal years by the Company's Chief Executive Officer and four most highly compensated executive officers other than the Chief Executive Officer.


Name and Principal         Fiscal       Salary       Other Annual          Options
Position                   Year           ($)      Compensation($)           Granted (#) (3)
------------------         ----       ------------ ---------------         -----------------

Fred G. Luke  (1) (2)      1996       174,000              130,000                N/A
 Chief Executive           1995       192,000                 N/A             1,000,000

 Officer (7-93 to          1994        22,500                 N/A                 N/A
 Present)

John D. Desbrow  (1)       1996       206,250                 N/A               50,000
 Secretary (12-93 to       1995       189,500                 N/A               50,000
 Present)                  1994        84,000                 N/A                 N/A

Steven H.  Dong (1)        1996       165,000                 N/A              100,000
 Chief Financial Officer   1995           N/A                 N/A                 N/A
 (7-95 to Present)         1994           N/A                 N/A                 N/A

Jon L.  Lawver             1996       100,000                 N/A               50,000
 President of              1995       100,000                 N/A               50,000
 Fantastic Foods           1994       100,000                 N/A                 N/A

Albert Rapuano             1996       115,000                 N/A              500,000
 President of              1995           N/A                 N/A                 N/A
 NuOasis International     1994           N/A                 N/A                 N/A


(1) Salary dollar values include both Nona and NuOasis Gaming combined base salary (cash and non-cash) earned.

(2) Other Annual Compensation of $130,000 includes $84,000 of value realized on the exercise of 400,000 Nona options, and $21,000 and $25,000 amounting to the excess of reimbursable expenses pursuant to Mr. Luke's employment agreements with Nona and NuOasis Gaming, respectively.

(3) During the period covered by the Table, the Company did not make any award of restricted stock, including share units. The number of options granted are the sum of the number of shares of Common Stock to be received upon the exercise of all stock options granted. Except for stock option plans, the Company does not have in effect any plan that is intended to serve as incentive for performance to occur over a period longer than one fiscal year.

                                                         [NM\MIN:97ANCLN1.MTG]-1

b)       Stock Options

         The following table sets forth in summary form the aggregate options granted during fiscal year 1996 to Nona's Chief Executive Officer and four most highly compensated executive officers other than the Chief Executive Officer.


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR
                               (Individual Grants)

                                                                        Percent of Total
                                                                          Options SAR's          Exercise or
   Expiration                                      Option SAR's            Granted to            Base Price
      Date                    Name                  Granted(#)              Employees              ($/Sh)
----------------- ---------------------------- --------------------- ---------------------- -----------------


12\31\99          Steven H. Dong, CFO                100,000                 14%                   $1.53

12\31\99          John D. Desbrow,                    50,000                  7%                   $1.53
                  Secretary

12\31\99          Jon L. Lawver, President            50,000                  7%                   $1.53
                   (Fantastic Foods)

12\31\99          Albert Rapuano, President          500,000                 72%                   $.91
                   (NuOasis International)


         The following table sets forth in summary form the aggregate options exercised during fiscal year 1996, and the June 30, 1996 value of unexercised options for the Company's Chief Executive Officer and four most highly compensated executive officers other than the Chief Executive Officer.


                                                                                                         Value of Unexercised
                                                                         Number of Unexercised               In-the-Money
                                                                        Option/SAR's at Fiscal         Options/SAR's at Fiscal
                                                                             Year-End (#)                    Year-End ($)
                                  Shares
                              Acquired on             Value                  Exercisable/                    Exercisable/
            Name               Exercise (#)       Realized ($)              Unexercisable                    Unexercisable
----------------------------  ------------------  ------------      ------------------------------  ---------------------------

Fred G. Luke, Chief
Executive Officer  and                 400,000    $524,000                600,000  Exercisable          -         Exercisable
Director

NuVen Advisors, Inc.                 -                -                   100,000  Exercisable          -         Exercisable
(1)

Steven H. Dong, CFO                  -                -                   100,000  Exercisable          -         Exercisable

John D.  Desbrow,
Secretary                            -                  -                 100,000  Exercisable          -         Exercisable


                                                         [NM\MIN:97ANCLN1.MTG]-1



                                                                                                        Value of Unexercised
                                                                         Number of Unexercised               In-the-Money
                                                                        Option/SAR's at Fiscal         Options/SAR's at Fiscal
                                                                             Year-End (#)                    Year-End ($)
                                  Shares
                              Acquired on             Value                  Exercisable/                    Exercisable/
            Name               Exercise (#)       Realized ($)              Unexercisable                    Unexercisable
----------------------------  ------------------  ------------      ------------------------------  ---------------------------

Jon L. Lawver,
President of Fantastic               -                 -                  100,000  Exercisable          -         Exercisable
Foods

Albert Rapuano,
President of NuOasis
International                        -                 -                  500,000  Exercisable      $    140,000  Exercisable


(1) The Luke Family Trust (the "Luke Trust") owns 93% of NuVen Advisors, formerly New World. Fred G. Luke, as Co- Trustee of the Luke Trust determines the voting of such shares and, as a result, may be deemed to control the Luke Trust.

         Contracts With Named Executive Officers

         In September 1994, the Company entered into an Employment Agreement with Fred G. Luke, the Company's Chairman and Chief Executive Officer. Mr. Luke has been serving as the Company's Chairman and CEO since approximately July 1993. From July 1993 through June 30, 1994, Mr. Luke received no compensation for his services as CEO but did receive $9,000 for his services as a Director. The terms of the Employment Agreement call for Mr. Luke to receive approximately $10,000 per month, retroactive to July 1, 1994, for five (5) years as a base salary; granted him an option to purchase 1,000,000 shares of the Company's common stock exercisable at $1.10 per share; provides him with an annual bonus based upon a number of factors related to the Company's growth and performance which include; (a) serving on the Company's Board of Directors and as its Chief Executive Officer; (b) providing advice concerning mergers and acquisitions; (c) corporate finance; (d) day to day management; (e) guidance with respect to general business decisions; (f) other duties commonly performed by the Chief Executive Officer of a publicly-held company; and requires the Company to purchase life insurance coverage, reimbursement for vehicle expenses, and provide other fringe benefits. No bonuses have been accrued, paid or are owed as of the date of this Report. The Company expensed $120,000 and $120,000 during fiscal years 1996 and 1995, respectively, and had no amounts due to Mr. Luke as of June 30, 1996.

         In August 1995, NuOasis Gaming entered into an Employment Agreement with Fred G. Luke, to serve as NuOasis Gaming's President. Mr. Luke has been serving as the NuOasis Gaming President since approximately March 31, 1994. The terms of the Employment Agreement call for Mr. Luke to receive approximately $4,500 per month, retroactive to April 1, 1994, for five (5) years as a base salary; granted him an option to purchase 3,000,000 shares of NuOasis Gaming's common stock at an exercise price of $.12 per share; provides him with an annual bonus based upon a number of factors related to NuOasis Gaming's growth and performance which include (a) serving on NuOasis Gaming's Board of Directors and as its President; (b) providing advice concerning mergers and acquisitions; (c) corporate finance; (d) day to day

                                                         [NM\MIN:97ANCLN1.MTG]-1
management; (e) guidance with respect to general business decisions; (f) other duties commonly performed by the President of a publicly-held company; and requires NuOasis Gaming to purchase life insurance coverage, reimburse vehicle expenses, and provide other fringe benefits. Between March 31, 1994 and September 30, 1994, Mr. Luke received no cash payments for his services. In August 1995, NuOasis Gaming agreed to retroactively compensate Mr. Luke for past services in the amount of $27,000 for the period April 1, 1994 to September 30, 1994 and $59,000 for the period October 1, 1994 to September 30, 1995. No bonuses have been accrued, paid or are owed as of the date of this Report.
NuOasis Gaming expensed $54,000 and $72,500, during fiscal 1996 and 1995, respectively, and had $126,500 due to Mr. Luke as of June 30, 1996.

         Effective January 1, 1994, the Company and John D. Desbrow entered into a Consulting Agreement for the engagement of Mr. Desbrow to perform legal services and to hold the office of Secretary on behalf of the Company until December 31, 1994. Under the Consulting Agreement the Company contracted to pay Mr. Desbrow $150,000 payable in the Company's common stock issuable in monthly increments in arrears. Under the terms of the Consulting Agreement, Mr. Desbrow invoices the Company and applies the net proceeds received from the sale of stock to the invoiced amounts. For purposes of any "profit" computation under
Section 16(b), Mr. Desbrow and the Company have agreed the price paid for the shares is deemed to be $150,000. Pursuant to the terms of the Consulting Agreement, the Company granted Mr. Desbrow an option to purchase 50,000 shares of the Company's common stock exercisable at a price of $.58 per share. Effective January 1, 1996, the Consulting Agreement was renewed through December 31, 1996 and 50,000 shares were issued during fiscal 1996. An additional option of 50,000 shares exercisable at a price of $1.53 per share was granted during fiscal 1996. The Company expensed $150,000 and $150,000 during fiscal 1996 and 1995, respectively, and had $70,378 due to Mr. Desbrow as of June 30, 1996.

         Effective April 1, 1994, NuOasis Gaming entered into a Consulting Agreement with John D. Desbrow for the engagement of Mr. Desbrow to perform legal services and to hold the office of Secretary, on behalf of NuOasis Gaming, for the period from April 1, 1994 to March 31, 1995 for an amount of $36,000 per annum. Additionally, in fiscal 1995 Mr. Desbrow billed and eventually received from the sale of shares $4,000 for services rendered as a Director from April 1994 to July 1994. Effective April 1, 1995, the Consulting Agreement was renewed through March 31, 1996 for an amount of $50,000 per annum. 1,050,000 shares of NuOasis Gaming common stock were registered for issuance on Forms S-8 filed with the Securities and Exchange Commission during the 1995 fiscal year. Under the terms of the Consulting Agreement, Mr. Desbrow invoices NuOasis Gaming and applies the net proceeds received from the sale of stock to the invoiced amounts. For purposes of any "profit" computation under Section 16 (b), Mr. Desbrow and NuOasis Gaming have agreed the price paid for the shares is deemed to be $50,000. Effective April 1, 1996, the Consulting Agreement was renewed through March 31, 1997 for an amount of $ 75,000 per annum and granted him an option to purchase 275,000 shares of NuOasis Gaming common stock at an exercise price of $.12 per share. NuOasis Gaming expensed $56,250 and $39,500 during fiscal 1996 and 1995, respectively, and had $8,252 due from Mr. Desbrow as of June 30, 1996.

         Effective January 1, 1994, the Company entered into a Consulting Agreement with Jon L. Lawver and J. L. Lawver Corp. pursuant to which Mr. Lawver was to perform professional services and to hold the office of President of Fantastic Foods for calendar year 1994. Pursuant to the Consulting Agreement the Company agreed to pay Mr. Lawver 36,000 shares of the Company's common stock, issuable in monthly increments in arrears and granted Mr. Lawver the option to purchase 50,000 shares of the Company's common stock at an exercise price of $.58 per share. Under the terms of the Consulting Agreement, Mr. Lawver invoices the Company and applies the net proceeds received from the sale of stock to the invoiced amounts. For purposes of any "profit" computation under Section 16(b) Mr. Lawver and the Company have

                                                         [NM\MIN:97ANCLN1.MTG]-1
agreed the price paid for the shares is deemed to be $100,000. Mr. Lawver's agreement was renewed for the year ended June 30, 1995 and 124,000 shares were issued to him during fiscal 1995. During fiscal 1996, the Consulting Agreement was again renewed with the same terms for fiscal 1997 and 85,000 shares were issued to him during fiscal 1996 to apply against services rendered. An additional option of 50,000 shares exercisable at a price of $1.53 per share was granted during fiscal 1996. The Company expensed $100,000 and $100,000 during fiscal 1996 and 1995, respectively and had $14,991 due to Mr. Lawver at June 30,1996.

         In July 1995, the Company entered into a Consulting Agreement with Steven H. Dong, pursuant to which Mr. Dong is to perform accounting services and to hold the office of Chief Financial Officer through June 30, 1996. Pursuant to the agreement as amended in October 1995, the Company agreed to pay Mr. Dong $145,000 per annum in cash or in the Company's common stock payable monthly in arrears and granted him an option to purchase 100,000 shares of the Company's common stock at an exercise price of $1.53 per share. Under the terms of the Consulting Agreement, Mr. Dong invoices the Company and applies the net proceeds received from the sale of stock to the invoiced amounts. For purposes of any "profit" computation under Section 16(b) Mr. Dong and the Company have agreed the price paid for the shares is deemed to be $145,000. During fiscal 1996, the Consulting Agreement was renewed with the same terms through June 30, 1997. No cash payments were made to Mr. Dong during fiscal 1996 or 1995, however 95,000 shares were issued during 1996 which were used to apply against services rendered. The Company expensed $145,000 and $0 during fiscal 1996 and 1995 and had $42,635 due to Mr. Dong as of June 30, 1996.

         In July 1995, NuOasis Gaming entered into a Consulting Agreement with Mr. Dong, pursuant to which Mr. Dong is to perform accounting services and to hold the office of Chief Financial Officer through June 30, 1996. Pursuant to the agreement, NuOasis Gaming agreed to pay Mr. Dong $20,000 in cash or in NuOasis Gaming's common stock, payable monthly in arrears, and granted him an option to purchase 275,000 shares of NuOasis Gaming's common stock at an exercise price of $.12 per share. Effective July 1, 1996, the Consulting Agreement was renewed through June 30, 1997 for an amount of $39,000 per annum. Cash payments of $5,000 were made to Mr. Dong by NuOasis Gaming during fiscal 1996 and no stock has been issued pursuant to this Consulting Agreement. NuOasis Gaming expensed $20,000 during fiscal 1996, and had $15,000 due to Mr. Dong as of June 30, 1996.

         In January 1996, the Company entered into a Consulting Agreement with Albert Rapuano, pursuant to which Mr. Rapuano is to perform gaming consulting services and to hold the office of President of NuOasis International through December 31, 1996. Pursuant to the agreement, the Company agreed to pay Mr. Rapuano $250,000 per annum in cash or in the Company's common stock payable monthly in arrears and granted him an option to purchase 500,000 shares of the Company's common stock at an exercise price of $.91 per share. Under the terms of the Consulting Agreement, Mr. Rapuano invoices the Company and applies the net proceeds received from the sale of stock to the invoiced amounts. For purposes of any "profit" computation under Section 16(b) Mr. Rapuano and the Company have agreed the price paid for the shares is deemed to be $250,000. No cash payments were made to Mr. Rapuano during fiscal 1996, however, 70,000 shares were issued during 1996 which were used to apply against services rendered. The Company expensed $115,000 and $0 during fiscal 1996 and 1995, respectively, and had $50,211 due to Mr. Rapuano as of June 30, 1996.

                                                         [NM\MIN:97ANCLN1.MTG]-1

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS.

(a)      Transactions with  Directors and Affiliates.

         There were no related transactions or series of similar related transactions during fiscal 1995 and 1996 that exceeded an aggregate amount of $60,000 other than the following:

         On March 17, 1994, Jonathan L. Small, Attorney at Law, became a member of the Board of Directors to fill a vacancy caused by the resignation of a former Director in June 1993. On October 29, 1993, the Company entered into a Consulting Agreement with Mr. Small to retain his services to evaluate potential acquisitions and to assist the Company in the general development and execution of its business plan. Pursuant to the agreement, Mr. Small was issued 1,600 shares of the Company's common stock. On January 5, 1995, Mr. Small entered into a Consulting Agreement effective November 1, 1994, with the Company to retain Mr. Small to serve on the Board of Directors. 15,000 shares were issued to Mr. Small during fiscal 1996 which were used to apply against services rendered.

         The Luke Trust and J.L. Lawver Corp. owns 93% and 7%, respectively, of NuVen Advisors, formerly New World. Fred G. Luke, as trustee of the Luke Trust, controls the Luke Trust and Mr. Lawver is the majority shareholder of J.L. Lawver Corp. and thereby controls J.L. Lawver Corp.

         On June 14, 1993, NuVen Advisors acquired 24,000,000 shares of the Company's $.01 par value Series D Convertible Preferred Stock. At the time of the transaction, NuVen Advisors was unrelated to the Company. As a result, NuVen Advisors became the Control Person of the Company.

         The Company, NuOasis Gaming, NuOasis International, NuOasis Properties and Casino Management of America, Inc. ("CMA") have entered into separate advisory and management agreements with NuVen Advisors for the engagement of NuVen Advisors to perform professional and advisory services. Each of the agreements provide for NuVen Advisors to be paid $120,000 per year for services rendered. Each agreement also provides NuVen Advisors with an option to purchase common stock of the respective companies; the number of shares under each option varies as well as the length and expiration of each agreement - See Note 9 of the footnotes to the accompanying financial statements included herein at Item 7.

         During fiscal year 1994, NuOasis Gaming entered into an agreement with Structure America, Inc. ("SAI") to issue 1,000,000 shares of NuOasis Gaming for consulting services. Such services were rendered during fiscal 1995. During fiscal year 1996, NuOasis Gaming entered into another agreement with SAI to perform consulting services. Pursuant to such agreement, NuOasis Gaming agreed to issue 1,000,000 common shares of NuOasis Gaming to SAI and granted SAI an option to purchase 1,000,000 common shares of NuOasis Gaming, exercisable at $.12 per share. Under Rule 13d-3 (d) (1) (c), SAI is deemed the beneficial owner of 2,000,000 shares of NuOasis Gaming even though the shares are not outstanding. The agreement is fully contingent upon the final execution and closing of the purchase of National Pools Corporation. NuOasis Gaming expensed $75,000 and $54,000 during fiscal years 1996 and 1995, respectively and had approximately $40,000 due to SAI as of June 30, 1996.

         During fiscal year 1996, the Company renewed an agreement with SAI to perform consulting services. Pursuant to such agreement, the Company incurred approximately $465,000 for services performed during fiscal year 1996. The Company expensed approximately $465,000 and $224,500 during fiscal years 1996 and 1995, respectively and had approximately $6,000 due to SAI as of June 30, 1996.

(b)      Indebtedness of Management

         During fiscal 1996, 400,000 common shares were issued upon exercise of options by the Chief Executive Officer of the Company in the amount of 440,000, or $1.10 per share. The Company received

                                                         [NM\MIN:97ANCLN1.MTG]-1
a note receivable in the amount of $440,000 and cash payments in the aggregate amount of $40,000 were made prior to year end and approximately $120,000 subsequent to year end. The note bears interest of 10% and is due in May 1997. The note receivable has been classified as a Stockholder Receivable in the amount of $400,000 at June 30, 1996.

         During fiscal 1996, 868,824 common shares of NuOasis Gaming were issued upon exercise of options by the President of NuOasis Gaming in the amount of $104,258, or $.12 per share. NuOasis Gaming received a note receivable in the amount of $78,758, bearing interest of 10%, and a cash payment of $25,500 as consideration for the exercise of these options. The note receivable has been classified as a Stockholder Receivable in the amount of $78,758 at June 30, 1996 and was fully paid subsequent to June 30, 1996.

Compliance with Section 16(a) of the Exchange Act

         Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires the Company's directors and officers and persons who own more than ten percent of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Directors, officers and greater than ten-percent shareholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) reports filed.

         Based solely on its review of the copies of the reports it received from persons required to file, the Company believes that during the period from June 30, 1995 through June 30, 1996, all filing re quirements applicable to its officers, directors and greater than ten-percent shareholders were complied with except the following instances:

         Kenneth R. O'Neal failed to file Form 3 to report his acceptance of the office of Chief Financial Officer and as a director in August 1994. Mr. O'Neal further failed to file Form 4 reporting his acquisition and subsequent sale of 170,000 shares of the Company's common stock. Mr. O'Neal resigned in July 1995 as an officer and director of the Company.

         Kenneth R. O'Neal failed to furnish the Company with any Form 4 filings reporting the termination of reporting requirements due to his resignation in July 1995 as an officer and director of the Company.

         In January 1996, Mr. Ng Man Sun, the beneficial owner of 13,000,000 shares owned of record by Dragon Star Securities Ltd., Sharp Profit Investment Limited, Sunning Star Enterprises Ltd., and Up- field Investment Ltd., filed a late Form 3 for the month of July 1995 reporting the acquisition of 29.13% of the Company's common stock.

         In March 1996, Jonathan L. Small filed a late Form 4 for the months of December 1995 and January 1996. In September 1995 Mr. Small filed a late Form 4 for the month of June 1995.

         In May 1996, J. L. Lawver Corp., which is owned by Jon L. Lawver, President of Fantastic Foods, filed a late Form 4 for the months of July through October 1995, December 1995, February 1996 and March 1996. In May 1996, J. L. Lawver Corp. filed two Form 5's for the fiscal years ended June 30, 1994 and June 30, 1995, respectively.

         In April 1996, Fred G. Luke filed a late Form 5 reporting his acquisition in September 1995 of an option to purchase 1,000,000 shares of the Company's common stock.

                                                         [NM\MIN:97ANCLN1.MTG]-1

         In February 1996, Liu Mei Huan Chen filed a late Form 3 for the month of October 1995 related to becoming a director of the Company.

         In February 1996, Cheng Tai Chee filed a late Form 3 for the month of October 1995 related to becoming a director of the Company.

Stock Performance Graph

         Set forth below is a line graph comparing the 65 month cumulative total stockholder return on the Company's common stock, based on its market price, with the cumulative total return of companies on the Standard and Poors Index and the NASDAQ Small CapSM Stock Market - US index for the 65 month period from February 20, 1990 through June 30, 1995.



         [This space intentionally left blank]




















** The information set forth in the preceding graph shall not be deemed to be incorporated by reference into any filing by the Company under either the Securities Act of 1933 or the Securities Exchange Act of 1934 ("Exchange Act") including without limitation, all Registration Statements on Form S-3 and Form S-8 filed by the Company which incorporate future Exchange Act filings by reference.

                                                         [NM\MIN:97ANCLN1.MTG]-1

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEE LISTED ABOVE. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THE NAMED NOMINEE UNLESS INSTRUCTIONS ARE GIVEN TO THE CONTRARY.

PROPOSAL 2:       APPROVAL OF MERGER WITH NEVADA CORPORATION

         The Board of Directors has approved an Agreement of Merger with a Nevada corporation to implement a reincorporation of the Company in the State of Nevada. The Nevada corporation, NuOasis Resorts, Inc., was incorporated by the Company specifically for the purpose of implementing the Merger. NuOasis Resorts, Inc. has no assets or liabilities. Under the Merger Agreement the name of the Company will be changed to NuOasis Resorts, Inc. and all the assets and liabilities of the Company will become the assets and liabilities of NuOasis Resorts, Inc. Nevada was chosen by the Board as the new proposed state of incorporation due to Nevada's favorable corporate and income tax laws and its ties to the gaming industry. Nevada has no corporate income or franchise taxes on corporate income. The Company has no operations in Colorado. The Company plans to enter into business in Nevada and is currently examining acquisitions in both the gaming and food industries in Nevada.

         If this Proposal is adopted by the stockholders, one (1) share of $.01 par value common stock in the Company will be exchanged for one (1) share of common stock in the Nevada corporation and one (1) share of preferred stock in the Company will be exchanged for one (1) share of preferred stock in the Nevada corporation. New certificates for shares of common or preferred stock in the Nevada corporation may be obtained by surrendering certificates representing shares of presently outstanding common stock to the Company's transfer agent, OTR, Portland, Oregon (the "Transfer Agent"), together with any documentation required to permit the exchange. Holders of certificates of presently outstanding common stock will be required to exchange their certificates. The costs of issuing such replacement certificates will be paid by the Company. It is anticipated that the Merger will be effected upon the filing of Articles of Merger with the Secretaries of the State of Nevada and Colorado as soon as practicable following shareholder approval.

         The conversion basis of the 24,000,000 outstanding Series D Preferred shares which are currently convertible into a maximum of 10,000,000 shares of common stock will continue to be convertible into a maximum of 10,000,000 shares of common stock notwithstanding the effect of the Merger, all in accordance with the rights, preferences and privileges of the Series D Preferred Stock. The minutes of the Board of Directors meetings in April and June, 1993 which adopted the rights, preferences and privileges of the Series D Preferred Stock and which directed the issuance of the Series D Preferred Stock did not specifically address the fairness or dilutive effect on the common stockholders. In other words the 24,000,000 Series D Preferred shares will be convertible into 10,000,000 post-merger shares or the equivalent of 10,000,000 pre-merger shares. As a result NuVen Advisors would hold post-merger common stock equivalent shares representing the same percentage of the voting power of all classes of stock that it currently holds. If converted immediately after the Merger NuVen Advisors would hold 10,000,000 of 55,105,500 outstanding post-merger shares. Both currently and after the Merger, until converted, the holder of the Series D Preferred shares is entitled to a distribution preference of $.01 per share or an aggregate of $240,000 before any payments to the common stockholders.

                                                         [NM\MIN:97ANCLN1.MTG]-1

          Holders of the common stock will not be required to recognize any gain or loss as the result of the exchange of securities which occur in connection with the share exchange in the Merger. The tax basis of the aggregate shares of common stock received as a result of the Merger will be equal to the basis of the aggregate shares of common stock surrendered in exchange for such common stock. The holding period for shares of common stock received as a result of the share exchange will include the holding period of common stock exchanged for the new shares, for both tax and Rule 144 purposes.

         Under the Colorado Business Corporation Act effective July 1, 1994 the Merger requires the approval of the holders of a majority of the outstanding shares of common stock. For the reasons set forth above, the Board recommends approval by the shareholders of the proposed re-incorporation in Nevada.

         In the event the Merger is approved, dissenting shareholders may be entitled to have their shares appraised to determine their fair value and to receive compensation for their shares equal to their fair value as set forth in Title 7, Article 113 of the Colorado Business Corporation Act, a copy of which is set forth in Appendix A. Dissenting shareholders must strictly comply with certain procedural requirements in order to perfect their appraisal rights. Dissenting shareholders must deliver to the Company a written demand for an appraisal of their shares before the vote on the Merger. A shareholder who demands payment keeps all of his rights as a shareholder, except the right to transfer the shares, until the effective date of the Merger. Thereafter, the shareholder only has the right to receive payment for his shares. To have this right, dissenting shareholders must retain their shares from the date of making a demand for an appraisal continuously through the effective date of the Merger. Dissenting shareholders will lose their right to an appraisal if they vote in favor of the Merger or if unmarked executed proxy cards are returned as the shares of such holders will be voted in favor of the Merger, pursuant to the discretion to be conferred on the proxy holders. A failure to vote against the proposal (including an abstention) will not be deemed a waiver of appraisal rights. A proxy or vote against the Merger shall not constitute a qualifying demand. Written demands for appraisal should be sent to 2 Park Plaza, Suite 470, Irvine, CA 92614.

         Within ten days after the effective date of the Merger, if it is approved by the shareholders and implemented by the Board of Directors, the Company will inform the dissenting shareholders that the Merger has become effective and the address at which the Company will receive payment demands and certificates for certificated shares. This notice will also provide a form which the dissenting shareholders may use to demand payment. The form will be due back by a set date, no less than 30 days after the notice is sent. The dissenting shareholder must then cause the Company to receive a written payment demand and must deposit his stock certificate(s) with the Company. Even if the Merger is approved by the shareholders at the Meeting, the Board of Directors may elect to abandon the Merger if the Company receives written demands for appraisal rights by dissenting shareholders holding such number of shares that the payment of the fair value of such shares would be cost prohibitive to the Company.

         Upon receipt of the payment demand or upon the effective date of the Merger, whichever is later, the Company will pay each dissenting shareholder an amount which the Company estimates to be the fair value of the shares, plus accrued interest. This payment will be accompanied by the Company's financial statements, an explanation of how the fair value of the shares was determined, an explanation of how the interest was calculated and a copy of Article 113 of Title 7 of the Colorado Business Corporation Act.

                                                         [NM\MIN:97ANCLN1.MTG]-1

         If the dissenting shareholder is dissatisfied with the Company's payment, or if the Company fails to make the required payment within 60 days of the deadline which the Company sets to receive the payment demand or if the Merger is not implemented and the Company fails to return the deposited certificates or release the transfer restrictions imposed on uncertificated shares, the dissenting shareholder may give the Company written notice of his estimate of the fair value of the shares or the amount of accrued interest due and may demand payment, less any amount already received. The dissenting shareholder must exercise this right within 30 days after the Company made or offered payment for the shares.

         If the demand for payment remains unresolved the Company may, within 60 days of receiving the payment demand, commence a proceeding and petition the District Court for the City and County of Denver, located at 1437 Bannock, Denver, Colorado 80202 to determine the fair value of the shares and accrued interest. Until demands are received, the Company cannot anticipate whether or not it intends to commence a proceeding in the Denver District Court. The Court in an appraisal proceeding regarding dissenter's rights shall assess the costs of the proceeding including the reasonable compensation and expenses of appraisers appointed by the Court, against the Company, except that the Court may assess costs against all or some of the dissenters, in the amount the Court finds equitable, to the extent the Court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment. If the Company fails to petition the Denver District Court within the 60 days, the Company must pay to each dissenting shareholder whose demand remains unresolved the amount demanded. If the Company fails to pay the amount demanded, the shareholder could bring a legal action against the Company to enforce payment.

         Upon consummation of the Merger, the holders of issued and outstanding Nona shares will receive NuOasis Resorts, Inc. shares. The rights of holders of NuOasis Resorts, Inc. shares are governed by NuOasis Resorts, Inc.'s Certificate of Incorporation, By-Laws, and Nevada law, while the rights of holders of Nona shares are governed by Nona's Articles of Incorporation, By-Laws and Colorado law. In some respects, the rights of holders of NuOasis Resorts, Inc. shares and holders of Nona shares are similar. Although it is impractical to note all of the differences between the provision of NuOasis Resorts, Inc.'s Certificate of Incorporation, By-Laws, and Nevada law and the provisions of Nona's Articles of Incorporation, By-Laws, and Colorado law, the following is a summary of certain differences between the rights of holders of NuOasis Resorts, Inc.'s shares compared with those of holders of Nona shares.

         A vote against this Merger proposal may have the effect of a vote against Proposal 3 which is conditioned upon the passage of this Merger proposal. However, this Merger proposal is not dependent upon passage of Proposal 3.

                                                         [NM\MIN:97ANCLN1.MTG]-1

         The following summary table is qualified by the discussion which follows the table:

                                        NONA               NUOASIS Resorts, Inc.
-------------------------------         ------------------ --------------------

State of Incorporation                  Colorado            Nevada
Authorized Common                       50,000,000          75,000,000
Authorized Preferred                    25,000,000          25,000,000
Issued - Common                         44,545,101          1
Issued - Preferred                      24,013,477          0
Meeting Quorum Requirements             Majority            One-Third
Shareholder Action w/o Meeting          Unanimous           Majority
Dividends                               When Declared       When Declared
Votes                                   One Vote/Share      One Vote/Share
Cumulative Voting                       No                  No
Vote Required For:
     1)  Sale of Assets                      1) Majority         1) Majority
     2)  Amendment of Articles               2) Majority         2) Majority
     3)  Director Removal                    3) Majority         3) Two-Thirds
Preemptive Rights                       No                  No
Dissolution Rights                      Yes                 Yes
Limitation of Director Liability        Yes                 Yes
Assessment                              No                  No
Redemption of Common                    No                  No
Rights to Inspect Records               Yes                 Yes
Right to file Derivative Action         Yes                 Yes
Shareholder Liability for Derivative
Actions                                 Possibly            Possibly

Source of NuOasis Resorts, Inc. Shares

         NuOasis Resorts, Inc. is authorized to issue 75,000,000 shares of NuOasis Resorts, Inc. $.01 par value common stock. NuOasis Resorts, Inc. is also authorized to issue 25,000,000 shares of NuOasis Resorts, Inc. $.01 par value Preferred Stock ("NuOasis Resorts, Inc. Preferred"). The NuOasis Resorts, Inc. Preferred shares may be issued into one or more series, with the NuOasis Resorts, Inc. Board of Directors fixing the designation, preferences and relative, participating, optional or other special rights, or qualification, limitations or restrictions thereof of the shares of each series, including dividend rate, whether dividends shall be cumulative, voting rights, conversion rights, redemption rights, and liquidation or dissolution rights. No series of NuOasis Resorts, Inc. Preferred shares is issued and outstanding as of the date of this Proxy Statement, however, if the Merger is approved the Board of Directors will designate a Series D Preferred with rights, preferences and privileges identical to Nona's Series D Preferred. For example, the Series D Preferred shares would be convertible into 10,000,000 NuOasis common shares notwithstanding the effect of any reverse stock split implemented in the future. Nona is authorized to issue 50,000,000 shares of Nona $.01 par value common stock of which 45,105,500 shares were issued and outstanding as of the Record Date. Nona is also authorized to issue 25,000,000 shares of Nona $.01 par value Preferred Stock ("Nona Preferred") of which 24,000,000 Series D Preferred shares are issued and outstanding. The Nona Board of Directors may issue Nona Preferred Stock under similar terms and conditions as the NuOasis Resorts, Inc. Board may issue the NuOasis Resorts, Inc. Preferred Stock.

                                                         [NM\MIN:97ANCLN1.MTG]-1

Dividend Rights

         Subject to the rights of holders of NuOasis Resorts, Inc. Preferred shares, if any, and Nona Preferred shares, to receive certain dividends prior to the declaration of dividends on NuOasis Resorts, Inc. or Nona shares, as the case may be, when and as dividends, payable in cash, stock or other property, are declared by the Board of Directors of NuOasis Resorts, Inc. or Nona, as the case may be, the holders of Nona shares or NuOasis Resorts, Inc. shares, respectively, are entitled to share equally, share for share, in such dividends. Under both Colorado and Nevada law no dividends may be paid if, after giving effect to the dividend, the corporation would not be able to pay its debts as they become due or the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed, if the corporation were to be dissolved at the time of distribution, to satisfy the preferential rights upon dissolution of stockholders whose preferential rights are superior to those receiving the distribution. In this respect, there are no material differences between Colorado and Nevada law.

Voting Rights

         Those who hold Nona shares on the date the Merger is consummated will be entitled as a group to hold an identical number of NuOasis Resorts, Inc. Common and Preferred shares. Holders of NuOasis Resorts, Inc. shares and Nona shares are entitled to one vote for each share on all matters voted upon by shareholders of Nona or NuOasis Resorts, Inc., respectively. Pursuant to NuOasis Resorts, Inc.'s Articles of Incorporation, holders of one-third of the outstanding shares entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. Pursuant to Nona's Articles of Incorporation and By-Laws, at all meeting of shareholders, a majority of the shares entitled to vote at such meeting, represented in person or by proxy, shall constitute a quorum.

         Pursuant to Nevada law, holders of NuOasis Resorts, Inc.'s shares may take action without a meeting, and without prior notice, upon the written consent of shareholders to holding at least a majority of the voting power, except that if a greater proportion is required for the action to be taken at a meeting, then the greater proportion of written consents is required. Timely notice of such action is required to be given to shareholders who did not execute written consents thereto.

         Pursuant to Colorado law, holders of Nona shares may take action without a meeting only upon written consent of all shareholders entitled to vote upon the proposed action. Holders of NuOasis Resorts, Inc. shares and Nona shares do not have cumulative voting rights. Special Meetings of Shareholders of NuOasis Resorts, Inc. may be called by the Board of Directors or at the written request of shareholders holding not less than one-third of all NuOasis Resorts, Inc. shares entitled to vote. Special Meetings of the Shareholders of Nona may be called by the Chief Executive Officer, the Board of Directors, or shareholders holding not less than ten percent of the Nona shares entitled to vote.

         Nona's Articles of Incorporation require the approval of a majority of all Nona shares entitled to vote for amendment of the Articles of Incorporation and the approval of a majority of all of the outstanding Nona shares for the merger, consolidation, sale, or disposition of all or substantially all of Nona's assets and voluntary dissolution. The statutory provisions applicable to
(1) the amendment of the NuOasis Resorts, Inc. Certificate of Incorporation, (2) the approval of merger, consolidation, or dissolution of NuOasis Resorts, Inc., and (3) the sale of substantially all of NuOasis Resorts, Inc.'s assets are similar to those applicable to similar Nona actions. Nevada law and NuOasis Resorts, Inc.'s Certificate of Incorporation require the vote of a majority of NuOasis Resorts, Inc. shares to effect any of the actions referenced in (1),
(2), or (3) above.

                                                         [NM\MIN:97ANCLN1.MTG]-1

          Removal of a director under Colorado law requires the affirmative vote of a majority of the outstanding Nona shares. Removal of a director under Nevada law requires the affirmative vote of not less than two-thirds of the outstanding NuOasis Resorts, Inc. shares. NuOasis Resorts, Inc.'s By-Laws were adopted by its Board of Directors and may be amended or repealed by its Board of Directors or a majority vote of stockholders. Nona's By-Laws may be amended or repealed by its Board of Directors.

Preemptive Rights

         Authorized NuOasis Resorts, Inc. shares and Nona shares may be issued at any time and from time to time, in such amounts, and for such considerations as may be fixed by the Board of Directors of NuOasis Resorts, Inc. and Nona, respectively. No holder of Nona shares has any preemptive or preferential rights to purchase or to subscribe for any shares of capital stock or other securities which may be issued by Nona.

Liability of Directors

         As authorized by Nevada law, NuOasis Resorts, Inc.'s Certificate of Incorporation contains a provision to the effect that no director of NuOasis Resorts, Inc. shall be personally liable to NuOasis Resorts, Inc. or any of its shareholders for damages for any breach of duty as a director except to the extent limited by law. Nona's Articles of Incorporation contain a similar provision pursuant to a similar provision of Colorado law. Nevada and Colorado law, and NuOasis Resorts, Inc.'s By-Laws and Nona's By-Laws, contain provisions providing for the indemnification of directors and officers against certain liabilities. Article Sixth of the Certificate of Incorporation of NuOasis Resorts, Inc. provides that to the fullest extent permitted by Nevada Revised Statute 78.037, an officer or director shall not be personally liable to the corporation or its stockholders for monetary damages due to breach of fiduciary duty as such officer or director. Nevada Revised Statute 78.037 restricts the exclusion of monetary damages for acts or omissions which involve intentional misconduct, fraud or a knowing violation of law or the willful or grossly negligent payment of dividends in violation of Nevada law (excepting those directors who dissented to the unlawful distribution). Section 4.3 of Article IV of Nona's Articles of Incorporation provides that the liability of a director shall be eliminated to the fullest extent permitted under applicable Colorado law. Colorado Revised Statute 7-108-402 provides that the corporation shall eliminate or limit the personal liability of a director to the corporation to its shareholders for monetary damages for breach of fiduciary duty as a director; except that the liability of a director shall not be eliminated or limited for any breach of the director's duty of loyalty to the corporation or to its shareholders, acts or omissions not in good faith or which involve intentional misconduct, a knowing violation of law, unlawful distributions, or any transaction from which the director directly or indirectly derived an improper benefit.

         In comparison to Nevada law, Colorado law is more restrictive in the circumstances under which the liability of a director may be limited or eliminated. However, unless limited by its Articles of Incorporation, a Colorado corporation must indemnify a director who was wholly successful, on the merits or otherwise, against reasonable expenses incurred in the defense of any proceeding.

Liquidation Rights

         In the event of any liquidation, dissolution, or winding of NuOasis Resorts, Inc. or Nona , whether voluntary or involuntary, the holder of NuOasis Resorts, Inc. shares or Nona shares, respectively, are entitled to share, on a share-for-share basis, in any of the assets or funds of NuOasis Resorts, Inc. or Nona, as the case may be, which are distributable to its shareholders upon such liquidation, dissolution, or winding up. Such a distribution would be subject to the prior rights of creditors of NuOasis Resorts, Inc. or Nona, as the case

                                                         [NM\MIN:97ANCLN1.MTG]-1
may be, and, to the prior rights of the holders, if any, of NuOasis Resorts, Inc. Preferred shares or Nona Preferred shares.

Dissenters Rights

         Under Nevada law a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of 1) consummation of a plan of merger for which shareholder approval is required under Nevada law or if the corporation is a subsidiary and is merged with its parent; 2) consummation of a plan of exchange to which the corporation is a party as the corporation whose shares will be acquired, if the stockholder is entitled to vote on the plan; and 3) any corporate action taken pursuant to a vote of the stockholders to the extent the Articles of Incorporation, Bylaws or a resolution of the Board of Directors provides that stockholders are entitled to dissent and obtain payment for their shares. There is no right of dissent with respect to a plan of merger or exchange if at the record date fixed to determine stockholders entitled to receive notice and to vote at the Meeting at which the plan of merger or exchange is to be acted upon the shares were listed on a national securities exchange, designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held by at least 2,000 stockholders of record unless:

     1. The Articles of Incorporation of the corporation issuing the shares provide otherwise; or

     2. The holders of the shares are required to accept for such shares anything except (a) cash, shares (or combination thereof) or shares and cash in lieu of fractional shares of the surviving or acquiring corporation or any other corporation which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange designated as a National Market System security on an interdealer quotation system by the National Association of Securities Dealers or held of record by at least 2,000 stockholders of record.

         Under Colorado law, shareholders are entitled to dissent whether or not entitled to vote. In addition to those transactions triggering dissenter's rights under Nevada law summarized above, Colorado law grants dissenter's rights in the event of a) the consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required or b) the consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition. Furthermore, under Colorado law, a shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder' shares in the event of an amendment to the Articles of Incorporation that materially and adversely affects rights in respect of the shares if it alters or abolishes a preferential right of the shares or creates, alters, or abolishes a right in respect of redemption of the shares or if the amendment excludes or limits the right of the shares to vote on any matter or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights or reduces the number of shares owned by the shareholders to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided.

         Unlike Nevada law, Colorado law does not limit dissenter's rights if the shares are listed on a national securities exchange, quoted on an interdealer quotation system maintained by the National Association of Securities Dealers or held by at least 2,000 shareholders of record.

                                                         [NM\MIN:97ANCLN1.MTG]-1

Assessment and Redemption

         NuOasis Resorts, Inc. shares to be issued upon consummation of the Merger will be fully paid and non-assessable. Nona shares, for which full consideration has been paid, are deemed to be fully paid and non- assessable. Neither NuOasis Resorts, Inc. nor Nona common shares have any redemption provisions.

Transfer Agent

         The transfer agent for Nona shares is OTR, Portland, Oregon. If the Merger is consummated, the transfer agent for NuOasis Resorts, Inc. shares will be OTR, Portland, Oregon.

Inspection Rights

         Under Colorado law a shareholder may inspect and copy Nona's shareholder list if he has been a shareholder for at least three months immediately preceding the demand to inspect or copy or is a shareholder of at least 5% of all of the outstanding shares of any class of shares as of the date the demand is made. Under Nevada law a shareholder may inspect and copy NuOasis Resorts, Inc.'s shareholder list if he has been a shareholder for at least six months preceding his demand or is a shareholder, or is authorized in writing by shareholders holding, at least 5% of all its outstanding shares. Since both Nona's and NuOasis Resorts, Inc.'s principal executive offices are in California, California law permits a shareholder to inspect and copy the shareholder list regardless of the amount of shares held upon written demand to the corporation for a purpose reasonably related to such holder's interest as a shareholder. If the shareholder owns at least 5% of the outstanding shares or holds at least 1% and the Corporation has filed a Schedule 14A with the SEC, then such shareholder has an absolute right to receive the list on or before five business days after demand is received. Nona, NuOasis Resorts, Inc., or the transfer agent may impose a reasonable fee to cover the cost of production and copying the records.

Derivative Rights

         Under both Colorado and Nevada law no derivative action may be brought unless the plaintiff was a shareholder at the time of the transaction complained of, or received shares by operation of law from such shareholder. In Nevada, the complaint must be verified by oath and set forth with particularity the efforts of plaintiff to secure proper action by the corporation or shareholders. Under Colorado law, if plaintiff holds less than 5% of shares or if shares held by plaintiff have a market value less than $25,000, then the court, upon motion, may require the plaintiff to give security for costs (but not attorney fees) and if the court finds the action was begun without reasonable cause, it must require plaintiff to pay the cost of defense (but not attorney fees). Under Nevada law, plaintiff in a shareholders' derivative action may be required to give security for costs, including attorney fees, upon a finding that there is no reasonable possibility that suit will benefit the corporation or that moving party, if other than a corporation, did not participate in the transaction complained of in any capacity.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE APPROVING THE MERGER AGREEMENT. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS A VOTE AGAINST THIS PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

                                                         [NM\MIN:97ANCLN1.MTG]-1

PROPOSAL 3:                TO CONSIDER ADOPTION PURSUANT TO THE MERGER OF THE
                           PROVISION IN THE NEVADA CORPORATION'S ARTICLES OF
                           INCORPORATION ESTABLISHING A QUORUM REQUIREMENT FOR
                           SHAREHOLDERS MEETINGS OF NOT LESS THAN ONE-THIRD OF
                           OUTSTANDING VOTING SHARES

         The Articles of Incorporation of the Nevada corporation currently provide that the holders of one-third of the voting power of the shares entitled to vote at a shareholders' meeting must be present, either in person or by proxy, in order to have a quorum for the transaction of business at the Meeting. As part of the Merger the Board's proposal is to adopt that provision which in essence reduces the number of shares required to be present, either in person or by proxy, for a quorum at shareholders' meetings from the current required majority to 331/3% of the voting power of the shares entitled to vote at the Meeting. This proposal is contingent upon the adoption of Proposal 2 above.

         The Board of Directors has determined that adoption of the proposal is in the best interest of the Company and its shareholders because lowering the number of shares required for a quorum will reduce the risk of incurring additional expenses and delays in connection with postponing a shareholders' meeting and the business to be acted on at such meeting for lack of a quorum.

         The Board believes that if the voting results in connection with shareholders' meeting were low or the return of proxies were slow, the Company may be forced to postpone an annual or special meeting and incur significant additional expenses in connection with the organization and shareholder communications which would be necessary in order to reschedule such a meeting. Further, the inability to produce a quorum could result in delays in taking shareholder action with respect to important Company matters. In some cases, such delays could result in additional costs for the Company or have an adverse effect on ongoing business matters.

         The Board does not believe there are any disadvantages to the proposed lower quorum. The voting rights of the Company's shareholders will not be affected by the proposed change. The principal advantage of lowering the number of shares required for a quorum is that it will be easier to achieve the quorum necessary to hold meetings at which the shareholders may be voting on significant corporate matters. In addition, the Company will avoid the uncertainties encountered in connection with "last-minute" quorums.

         Lowering the number of shares necessary for a quorum would not result in a change in the percentage of shares present and entitled to vote which would be required to take shareholder action. Nevada law provides that, generally, the affirmative vote of the holders of a majority of the voting power of the shares present and entitled to vote at a meeting is necessary in order to take shareholder action. A lower quorum requirement would, however, reduce the actual number of shares required to take shareholder action. Under the Company's current requirement, a majority of the shares entitled to vote must be present at a shareholders' meeting, either in person or by proxy, in order to obtain a quorum. Assuming the minimum number of shares required for a quorum are present and voting, a minimum of approximately 25% of all shares entitled to vote would be necessary in order to take shareholder action. Under the proposed reduced requirement, at least 331/3% of the shares are present and voting, the minimum number of shares necessary to take shareholder action would be reduced to approximately 17% of all shares.

         If this proposal is not adopted, then the Merger Agreement will amend the Nevada corporation's Articles of Incorporation to require that a majority of the shares entitled to vote must be present at a shareholders' meeting, either in person or by proxy, in order to obtain a quorum.

                                                         [NM\MIN:97ANCLN1.MTG]-1

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE APPROVING THE ADOPTION OF THE 33 1/3% QUORUM REQUIREMENT FOR SHAREHOLDERS' MEETINGS.


PROPOSAL 4:       APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION  IN
                  THE EVENT THE MERGER IS NOT IMPLEMENTED

         If as a result of the proposed Merger set forth in Proposal 2 above certain shareholders demand appraisal rights as dissenting shareholders under Colorado law, the Board may elect to abandon the Merger. The decision to abandon the Merger will be in the sole discretion of the Board of Directors. If the Merger is abandoned, the Company will submit to the shareholders the following proposal:

         The Board has approved and adopted a resolution and, upon receipt of shareholder approval, the Company proposes to effect an Amendment to its Articles of Incorporation filed in Colorado whereby the name of the Company will be changed to NuOasis Resorts, Inc. and the number of authorized common shares increased to 75,000,000. The form of proposed amendment is attached hereto as "Appendix B". Following the receipt of shareholder approval the Amendment to the Articles of Incorporation would be filed as soon as practicable.

Failing to approve Proposal 2, the Board of Directors of the Company unanimously recommends a vote APPROVING the Amendment to the Company's Articles of Incorporation. Proxies solicited by the Board of Directors will be voted FOR this proposal unless a vote against this proposal or abstention is specifically indicated.


PROPOSAL 5:       APPROVAL OF NON-QUALIFIED STOCK COMPENSATION PLAN

         The Board has approved and adopted resolutions and, upon receipt of shareholder approval, the Company proposes to enact a 1996 Non-Qualified Stock Compensation Plan (the "1997 PLAN"), under which 500,000 post-merger or post-recapitalization shares of common stock will be reserved for issuance to officers, directors and consultants and a further 500,000 post-merger or post-recapitalization shares of common stock will be reserved for issuance on exercise of options issued to officers, directors and consultants, all as compensation for services rendered for the Company. For the reasons set forth below, the Board recommends approval of the proposal by the stockholders.

Purpose

         The 1996 Plan is intended to allow designated executive officers, consultants and members of the Board of Directors ("Eligible Persons") to receive shares of the Company's $.01 par value common stock (the "Common Stock") and receive stock options to purchase shares of Common Stock. The purpose of the 1996 Plan is to provide Eligible Persons with additional incentives to remain in the Company's employ and make significant and extraordinary contributions to the long-term performance and growth of the Company. The

                                                         [NM\MIN:97ANCLN1.MTG]-1
adoption of this proposal requires an affirmative vote of a majority of the shares present in person, or represented by proxy, and entitled to vote at the Meeting.

         The full text of the 1996 Plan is set forth in Appendix "C" attached hereto, and shareholders are urged to refer to it for a complete description thereof. The following summary of the principal features of the 1996 Plan which follows is qualified in its entirety by reference to Appendix "C".

Administration

         The 1996 Plan will be administered by a Compensation Committee (the "Committee") composed of independent members of the Board of Directors. The Committee may issue shares of Common Stock in such amounts, at such times and to such Eligible Persons as the Committee, in its discretion, may determine.

         The Committee administering the 1996 Plan has complete authority, subject to the express provisions of the 1996 Plan, to designate the Eligible Persons to whom and the dates on which options will be granted, to determine the number of shares to be subject to each option to be granted to Eligible Persons, to set the terms and conditions of stock options, to remove or adjust any restrictions and conditions upon stock options and to adopt such rules and regulations, and make all other determinations deemed necessary or desirable, for the administration of the 1996 Plan.

Eligibility

         Shares and options to purchase shares may be granted under the 1996 Plan to those Eligible Persons deemed appropriate by the Committee. In selecting optionees, consideration is given to factors such as employment position, duties and responsibilities, ability productivity, length of service, morale, interest in the Company and recommendations of supervisors and such other factors as the Committee deems relevant. Stock options may be granted to the same Eligible Person on more than one occasion. Each stock option is evidenced by a written option agreement in a form approved by the Committee.

Shares Subject to the 1996 Plan

         An aggregate of 1,000,000 post-merger shares of the Company's common stock is subject to the 1996 Plan. The maximum aggregate number of shares issuable upon exercise of options granted under the 1996 Plan (sometime called "Option Shares" herein) is 500,000. Such shares may be either authorized but unissued shares or treasury shares. If any stock option expires unexercised or is surrendered , terminated or canceled, the shares of Common Stock previously subject to such option shall become available again for the issuances of options under the 1996 Plan.

Terms of the Options

         The following is a description of the terms of options permitted by the 1996 Plan. Individual option grants in any given case may be more restrictive as to any or all of the terms of options permitted by the 1996 Plan as described below:

         Option Exercise Price and Option Term

         The purchase price (the "Exercise Price") of Option Shares shall be determined by the Committee in its sole and absolute discretion on the date of grant such for non-qualified stock options. The determination

                                                         [NM\MIN:97ANCLN1.MTG]-1
of fair market value of Option Shares will be based on NASD-OTC Bulletin Board quotations or the quotations of any exchange upon which the Company shares may be traded. The stock option term shall be for a period of ten years from the date of grant or such shorter period as is determined by the Board or Committee. Each stock option may provide that it is exercisable in full or in cumulative or noncumulative installments, and each stock option is exercisable from 30 days following the date of grant to any later date specified therein, all as determined by the Committee. The Committee's authority to take certain actions under the 1996 Plan includes authority to accelerate the exercisability of and to waive or adjust restrictions applicable to the exercise of stock options.

         Payment Terms

         Each stock option may be exercised in whole or in part (but not as to fractional shares) by delivering it for surrender or endorsement to the Company together with payment of the Exercise Price. The Exercise Price may be paid in cash, by cashier's or certified check, by delivery of a promissory note (having such terms as are determined by the Committee) secured by the Option Shares being acquired (if the Committee authorizes payment by means of a promissory note) or, unless the Committee limits or prohibits payment in stock, by surrender of previously owned shares of Common Stock.

         Expiration

         If the Eligible Person status of the optionee terminates for any reason other than death, disability or retirement at or after the age of 65, the stock options then currently exercisable remain exercisable for a period of 90 days after such termination of Eligible Person status (except that the 90 day period is extended to 12 months if the optionee dies during such 90 day period), subject to earlier expiration at the end of their fixed term. If the Eligible Person status of the optionee terminates because of death, disability or retirement at or after the age of 65, the stock options then currently exercisable remain in full force and effect and may be exercised at any time during the option term pursuant to the provisions of the 1996 Plan.

         Non-Assignability

         Each stock option granted under the 1996 Plan is exercisable during an optionee's lifetime only by such optionee or by such optionee's legal representative. Stock options are transferrable only by will or the laws of intestate succession, pursuant to a qualified domestic relations order or by transfer to the optionee's IRA or Keough plan.
         Duration, Amendment and Termination

         The Board of Directors may at any time suspend, amend or terminate the 1996 Plan. The 1996 Plan authorizes the Committee to include in stock options provisions which permit the acceleration of vesting in the event of a change in control of the Company resulting from certain occurrences.

         The 1996 Plan was adopted by the Board of Directors on January 22, 1996 subject to approval by the holders of a majority of the Company's voting securities present at the Stockholder's Meeting.

Adjustment Provisions

         If there is any  change in the  common  stock  subject to the 1996 Plan
(through reorganization, recapitalization, stock dividend, stock split, combination or other increase or decrease in such shares effected without receipt of consideration by the Company), the Board of Directors may make appropriate adjustments

                                                         [NM\MIN:97ANCLN1.MTG]-1
to the maximum number of shares subject to the 1996 Plan and shall make appropriate adjustments to the price per share of stock subject to the 1996 Plan and to outstanding options.

Summary of Federal Income Tax Consequences

         The following discussion is a short summary of the Federal income tax consequences of the grant and exercise of stock options under the 1996 Plan.

         Tax Consequences of Stock Option Plans

         The Company understands that under existing federal income tax laws applied to grants under the Company's 1996 Plan , (i) no income will be recognized to the optionee at the time of grant; (ii) upon exercise of an option, the optionee must treat as ordinary income the difference between the exercise price and the fair market value of the stock purchased on the date of exercise or the Alternate Valuation Date (as defined below), and the Company will be entitled to a deduction equal to such amount; and (iii) assuming the shares received upon exercise of such option constitute capital assets in the optionee's hands, any gain or loss upon disposition of shares (measured by reference to the fair market value of the shares on the date of exercise or the Alternate Valuation Date) will be treated as capital gain or loss, which will be long-term if the shares have been held more than one year.

         Tax Consequences to Optionees

         An optionee recognizes no taxable income upon the grant of a non-qualified stock option. In general, upon the exercise of a non-qualified stock option, the optionee will recognize ordinary income in an amount equal to the excess of the fair market value of the Option Shares on the Exercise Date over the Exercise Price. Withholding tax obligations arising from the exercise of a non-qualified stock option may be satisfied by any payment method deemed appropriate by the Committee, including by withholding from the Option Shares otherwise issuable upon exercise of the stock option the number of Option Shares having a fair market value equal to the amount of the withholding tax obligation.

         Shares acquired upon the exercise of a non-qualified stock option by the payment of cash will have a basis equal to their fair market value on the Exercise Date and have a holding period beginning on the Exercise Date. Different rules apply if an optionee exercises a stock option by surrendering previously owned shares of Common Stock.

         Gain or loss recognized on a disposition of the Option Shares generally will qualify as long-term capital gain or loss if the shares have a holding period of more than twelve months.

         In the case of optionees who are subject to Section 16(b) of the Securities Exchange Act of 1934, the amount of ordinary income recognized, for federal income tax purposes, upon exercise of a non-qualified option will be determined by reference to the fair market value of the Common Stock on a date (the "Alternate Valuation Date") six months after the exercise date and included in income at that time. An optionee may make an election within thirty (30) days of exercise to include as ordinary income an amount determined by reference to the fair market value of the Common Stock on the exercise date.

                                                         [NM\MIN:97ANCLN1.MTG]-1

         Tax Consequences to the Company

         The Company generally is allowed an income tax deduction for amounts that are taxable to optionees as ordinary income under the foregoing rules.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE APPROVING RATIFICATION OF THE 1996 NON-QUALIFIED STOCK COMPENSATION PLAN. PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED FOR THIS PROPOSAL UNLESS A VOTE AGAINST THIS PROPOSAL OR ABSTENTION IS SPECIFICALLY INDICATED.

PROPOSAL 6:       RATIFICATION OF APPOINTMENT OF AUDITORS

         The Board of Directors has appointed Raimondo, Pettit & Glassman as independent auditors of the Company for the fiscal year ending June 30, 1997.

         The Board recommends that the stockholders ratify the appointment of Raimondo, Pettit & Glassman for the fiscal year ending June 30, 1997.

         Raimondo, Pettit & Glassman acted as independent auditors for the 1995 and 1996 fiscal years.

The Board of Directors of the Company unanimously recommends a vote FOR the approval of Raimondo, Pettit & Glassman as independent auditors for the year 1997. Proxies solicited by the Board of Directors will be voted FOR this proposal unless a vote against this proposal or abstention is specifically indicated.

                                                         [NM\MIN:97ANCLN1.MTG]-1

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



                              FINANCIAL STATEMENTS

         The Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 1996 including audited balance sheet as of June 30, 1996 and the related consolidated statements of operations, stockholders' equity and cash flows for the two years ended June 30, 1996 and June 30, 1995 accompany this Proxy Statement.

Stockholder Proposals

          A proposal to be considered for inclusion in the Company's proxy statement for the next Annual Meeting must be received at the Company's principal executive offices not later than December 15, 1997.

Other Matters

         The Board knows of no matter to come before the stockholders' meeting other than as specified in this proxy statement. If other business should, however, be properly brought before such meeting, the persons voting the proxies will vote them in accordance with their best judgment.

         THE STOCKHOLDERS ARE URGED TO COMPLETE, SIGN, AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                        By Order of the Board of Directors



                                        /s/  John D. Desbrow
                                        ---------------------------------------
                                             Secretary

Irvine, California
January 20, 1997

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                                                        31

                                  APPENDIX "A"


                  Title 7, Article 113 of the Colorado Business
                     Corporation Act effective July 1, 1994


                                   ARTICLE 113

7-113-101.  Definitions.
  (1) "Beneficial shareholder" means the beneficial owner of shares held in a voting trust or by a nominees as the record shareholder. (2) "Corporation" means the issuer of the shares held by a dissenter before the corporate action, or the surviving or acquiring domestic or foreign corporation, by merger or share exchange of that issuer. (3) "Dissenter" means a shareholder who is entitled to dissent from corporate action under section 7-113-102 and who exercises that right at the time and in the manner required by part 2 of this article. (4) "Fair value", with respect to a dissenter's shares, means the value of the shares immediately before the effective date of the corporate action to which the dissenter objects, excluding any appreciation or depreciation in anticipation of the corporate action except to the extend that exclusion would be inequitable. (5) "Interest" means interest from the effective date of the corporate action until the date of payment, at the average rate currently paid by the corporation on its principal bank loans or, if none, at the legal rate as specified in section 5-12-101, C.R.S. (6) "Record shareholder" means the person in whose name shares are registered in the records of a corporation or the beneficial owner of shares that are registered in the name of a nominee to the extent such owner is recognized by the corporation as the shareholder as provided in section 7-107-204. (7) "Shareholder" means either a record shareholder or a beneficial shareholder.

7-113-102.  Right to dissent.
  (1) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of his or her shares in the event of any of the following corporate actions:
      (a)Consummation of a plan of merger to which the corporation is a party if: (I) Approval by the shareholders of that corporation is required for the merger by section 7-111-103 or 7-111-104 or by the articles of incorporation, or (II) The corporation is a subsidiary that is merged with its parent corporation under section 7-111-104;
      (b) Consummation of a plan of share exchange to which the corporation is a party as the corporation whose shares will be acquired; (c) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of the corporation for which a shareholder vote is required under section 7-112-102(1); and (d) Consummation of a sale, lease, exchange, or other disposition of all, or substantially all, of the property of an entity controlled by the corporation if the shareholders of the corporation were entitled to vote upon the consent of the corporation to the disposition pursuant to section 7-112-102(2).
  (2) A shareholder, whether or not entitled to vote, is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of:
      (a) An amendment to the articles of incorporation that materially and adversely affects rights in respect of the shares because it:
         (I)   Alters or abolishes a preferential right of the shares; or
         (II) Creates, alters, or abolishes a right in respect of redemption of the shares, including a provision respecting a sinking fund for their redemption or repurchase; or
      (b)An amendment to the articles of incorporation that affects rights in respect of the shares because it: (I) Excludes or limits the right of the shares to vote on any matter or to cumulate votes, other than a limitation by dilution through issuance of shares or other securities with similar voting rights; or

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                                                        A-1

         (II) Reduces the number of shares owned by the shareholders to a fraction of a share or to scrip if the fractional share or scrip so created is to be acquired for cash or the scrip is to be voided under section 7- 106-104.
  (3) A shareholder is entitled to dissent and obtain payment of the fair value of the shareholder's shares in the event of any corporate action to the extent provided by the bylaws or a resolution of the board of directors. (4) A shareholder entitled to dissent and obtain payment for the shareholder's shares under this article may not challenge the corporate action creating such entitlement unless the action is unlawful or fraudulent with respect to the shareholder or the corporation.

7-113-103.  Dissent by nominees and beneficial owners.
  (1) A record shareholder may assert dissenters' rights as to fewer than all the shares registered in the record shareholder's name only if the record shareholder dissents with respect to all shares beneficially owned by any one person and causes the corporation to receive written notice which states such dissent and the name, address, and federal taxpayer identification number, if any, of each person on whose behalf the record shareholder asserts dissenters' rights. The rights of a record shareholder under this subsection (1) are determined as if the shares as to which the record shareholder dissents and the other shares of the record shareholder were registered in the names of different shareholders. (2) A beneficial shareholder may assert dissenters' rights as to the shares held on the beneficial shareholder's behalf only if:
      (a) The beneficial shareholder causes the corporation to receive the record shareholder's written consent to the dissent not later than the time the beneficial shareholder asserts dissenters' rights; and (b) The beneficial shareholder dissents with respect to all shares beneficially owned by the beneficial shareholder.
  (3) The corporation may require that, when a record shareholder dissents with respect to the shares held by any one or more beneficial shareholders, each such beneficial shareholder must certify to the corporation that the beneficial shareholder and the record shareholder or record shareholders of all shares owned beneficially by the beneficial shareholder have asserted, or will timely assert, dissenters' rights as to all such shares as to which there is no limitation on the ability to exercise dissenters' rights. Any such requirement shall be stated in the dissenters' notice given pursuant to section 7-113-203.

7-112-201.  Notice of dissenters' rights.
  (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, the notice of the Meeting shall be given to all shareholders, whether or not entitled to vote. The notice shall state that shareholder are or may be entitled to assert dissenters' rights under this article and shall be accompanied by a copy of this article and the materials, if any, that, under articles 101 to 117 of this title, are required to be given to shareholders entitled to vote on the proposed action at the Meeting. Failure to give notice as provided by this subsection (1) to shareholders not entitled to vote shall not affect any action taken at the shareholders' meeting for which the notice was to have been given. (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-102-104, any written or oral solicitation of a shareholder to execute a writing consenting to such action contemplated in section 7-107-104 shall be accompanied or preceded by a written notice stating that shareholders are or may be entitled to assert dissenters' rights under this article, by a copy of this article, and by the materials, if any, that, under articles 101 to 117 of this title, would have been required to be given to shareholders entitled to vote on the proposed action if the proposed action were submitted to a vote at a shareholders' meeting. Failure to give notice as provided by this subsection (2) to shareholders not entitled to vote shall not affect any action taken pursuant to section 7-107-104 for which the notice was to have been given.

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



7-113-202.  Notice of intent to demand payment.
  (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is submitted to a vote at a shareholders' meeting, a shareholder who wishes to assert dissenters' rights shall:
      (a) Cause the corporation to receive, before the vote is taken, written notice of the shareholder's intention to demand payment for the shareholder's shares if the proposed corporate action is effectuated; and
      (b) Not vote the shares in favor of the proposed corporate action.
  (2) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized without a meeting of shareholders pursuant to section 7-107-104, a shareholder who wishes to assert dissenters' rights shall not execute a writing consenting to the proposed corporate action. (3) A shareholder who does not satisfy the requirements of subsection (1) or (2) of this section is not entitled to demand payment for the shareholder's shares under this article.

7-113-203.  Dissenters' notice.
  (1) If a proposed corporate action creating dissenters' rights under section 7-113-102 is authorized, the corporation shall given a written dissenters' notice to all shareholders who are entitled to demand payment for their shares under this article. (2) The dissenters' notice required by subsection (1) of this section shall be given no later than ten days after the effective date of the corporate action creating dissenters' rights under section 7-113-102 shall:
      (a) State that the corporate action was authorized and state the effective date or proposed effective date of the corporate action; (b) State an address at which the corporation will receive payment demands and the address of a place where certificates for certificated shares must be deposited; (c) Inform holders of uncertificated shares to what extent transfer of the shares will be restricted after the payment demand is received; (d) Supply a form for demanding payment, which form shall request a dissenter to state an address to which payment is to be made;
      (e) Set the date by which the corporation must receive the payment demand and certificates for certificated shares, which date shall not be less than thirty days after the date the notice required by subsection (1) of this section is given; (f)State the requirement contemplated in section 7-113-103 (3), if such requirement is imposed; and (g) Be accompanied by a copy of this article.

7-113-204.  Procedure to demand payment.
  (1) A  shareholder  who  is  given  dissenters'  notice  pursuant  to  section
  7-113-203 and who wishes to assert dissenters' rights shall, in accordance with the terms of the dissenters' notice:
      (a) Cause the corporation to receive a payment demand, which may be the payment demand form contemplated in section 7-113-203(2)(d), duly completed, or may be stated in another writing; and (b) Deposit the shareholder's certificates for certificated shares.
  (2) A shareholder who demands payment in accordance with subsection (1) of this section retains all rights of a shareholder, except the right to transfer the shares, until the effective date of the proposed corporate action giving rise to the shareholder's exercise of dissenters' rights and has only the right to receive payment for the shares after the effective date of such corporate action. (3) Except as provided in section 7-113-207 or 7-113-209(1)(b), the demand for payment and deposit of certificates are irrevocable. (4) A shareholder who does not demand payment and deposit the shareholder's share certificates as required by the date or dates set in the dissenters' notice is not entitled to payment for the shares under this article.

7-113-205.  Uncertificated shares.
  (1) Upon receipt of a demand for payment under section 7-113-204 from a shareholder holding uncertificated shares, and in lieu of the deposit of certificates representing the shares, the corporation may restrict the transfer thereof. (2) In all other respects, the provisions of section 7-113-204 shall be applicable to shareholders who own uncertificated shares.

7-113-206.  Payment.
  (1) Except as provided in section 7-113-208, upon the effective date of the corporate action creating dissenters' rights under section 7-113-102 or upon receipt of a payment demand pursuant to section 7-113-204, whichever is later, the corporation shall pay each dissenter who complied with section 7-113-204, at the address stated in the payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, the amount the corporation estimates to be the fair value of the dissenter's shares, plus accrued interest.

                                                         [NM\MIN:97ANCLN1.MTG]-1

  (2) The payment made pursuant to subsection (1) of this section shall be accompanied by:
      (a) The corporation's balance sheet as of the end of its most recent fiscal year or, if that is not available, the corporation's balance sheet as of the end of a fiscal year ending not more than sixteen months before the date of payment, an income statement for that year, and if the corporation customarily provides such statements to shareholders, a statement of changes in shareholders' equity for that year and a statement of cash flow for that year, which balance sheet and statements shall have been audited if the corporation customarily provides audited financial statements to shareholders, as well as the latest available financial statements, if any, for the interim or full-year period, which financial statements need not be audited; (b) A statement of the corporation's estimate of the fair value of the shares; (c) An explanation of how the interest was calculated; (d) A statement of the dissenter's right to demand payment under section 7-113-209; and (e) A copy of this article.

7-113-207.  Failure to take action.
  (1) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 does not occur within sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, the corporation shall return the deposited certificates and release the transfer restrictions imposed on uncertificated shares. (2) If the effective date of the corporate action creating dissenters' rights under section 7-113-102 occurs more than sixty days after the date set by the corporation by which the corporation must receive the payment demand as provided in section 7-113-203, then the corporation shall send a new dissenters' notice, as provided in section 7-113-203, and the provisions of sections 7-113-204 to 7-113-209 shall again be applicable.

7-113-208. Special provisions relating to shares acquired after announcement of proposed corporate action. (1) The corporation may, in or with the dissenters' notice given pursuant to section 7-113-203, state the date of the first announcement to news media or to shareholders of the terms of the proposed corporate action creating dissenters' rights under section 7-113-102 and state that the dissenter shall certify in writing, in or with the dissenter's payment demand under section 7-113-204, whether or not the dissenter (or the person on whose behalf dissenters' rights are asserted) acquired beneficial ownership of the shares before that date. With respect to any dissenter who does not so certify in writing, in or with the payment demand, that the dissenter or the person on whose behalf the dissenter asserts dissenters' rights acquired beneficial ownership of the shares before such date, the corporation may, in lieu of making the payment provided in section 7-113-206, offer to make such payment if the dissenter agrees to accept it in full satisfaction of the demand. (2) An offer to make payment under subsection (1) of this section shall include or be accompanied by the information required by section 7-113-206(2).

7-113-209.  Procedure if dissenter is dissatisfied with payment or offer.
  (1) A dissenter may give notice to the corporation in writing of the dissenter's estimate of the fair value of the dissenter's shares and of the amount of interest due and may demand payment of such estimate, less any payment made under section 7-113-206, or reject the corporation's offer under section 7-113-208 and demand payment of the fair value of the shares and interest due, if;
      (a) The dissenter believes that the amount paid under section 7-113-206 or offered under section 7-113-208 is less than the fair value of the shares or that the interest due was incorrectly calculated; (b) The corporation fails to make payment under section 7-113-206 within sixty days after the date set by the corporation by which the corporation must receive the payment demand; or (c) The corporation does not return the deposited certificates or release the transfer restrictions imposed on uncertificated shares as required by section 7-113-207(1).
  (2) A dissenter waives the right to demand payment under this section unless the dissenter causes the corporation to receive the notice required by subsection (1) of this section within thirty days after the corporation made or offered payment for the dissenter's shares.

7-113-301.   Court action.
  (1) If a demand for payment under section 7-113-209 remains unresolved, the corporation may, within sixty days after receiving the payment demand, commence a proceeding and petition the court to determine the fair value of the shares and accrued interest, if the corporation does not commence the proceeding within the sixty-day period, it shall pay to each dissenter whose demand remains unresolved the amount demanded.

                                                         [NM\MIN:97ANCLN1.MTG]-1

  (2) The corporation shall commence the proceeding described in subsection (1) of this section in the district court of the county in this state where the corporation's principal office is located or, if it has no principal office in this state, in the district court of the county in which its registered office is located. If the corporation is foreign corporation without a registered office in this state, it shall commence the proceeding in the county in this state where the registered office of the domestic corporation merged into, or whose shares were acquired by, the foreign corporation was located. (3) The corporation shall make all dissenters, whether or not residents of this state, whose demands remain unresolved parties to the proceeding commenced under subsection (2) of this section as in an action against their shares, and all parties shall be served with a copy of the petition. Service on each dissenter shall be registered or certified mail, to the address stated in such dissenter's payment demand, or if no such address is stated in the payment demand, at the address shown on the corporation's current record of shareholders for the record shareholder holding the dissenter's shares, or as provided by law. (4) The jurisdiction of the court in which the proceeding is commenced under subsection (2) of this section is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or in any amendment to such order. The parties to the proceeding are entitled to the same discovery rights as parties in other civil proceedings. (5) Each dissenter made a party to the proceeding commenced under subsection (2) of this section is entitled to judgment for the amount, if any, by which the court finds the fair value of the dissenter's shares, plus interest exceeds the amount paid by the corporation, or for the fair value, plus interest, of the dissenter's shares for which the corporation elected to withhold payment under section 7-113-208.

7-113-302.  Court costs and counsel fee.
  (1) The court in an appraisal proceeding commenced under section 7-113-301 shall determine all costs of the proceeding, including the reasonable compensation and expenses of appraisers appointed by the court. The court shall assess the cost against the corporation; except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously, or not in good faith in demanding payment under section 7-113-209. (2) The court may also assess the fees and expenses of counsel and experts for the respective parties, in amounts the court finds equitable:
      (a) Against the corporation and in favor of any dissenters if the court finds the corporation did not substantially comply with the requirements of part 2 of this article; or (b) Against either the corporation or one or more dissenters, in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously, or not in good faith with respect to the rights provided by this article.
  (3) If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the corporation, the court may award to said counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefitted.

                                                         [NM\MIN:97ANCLN1.MTG]-1

                                  APPENDIX "B"



                                    ARTICLE I
                               NAME OF CORPORATION


         The name of the Corporation is NuOasis Resorts, Inc.



                                   ARTICLE VII
                                     CAPITAL


Proposed Section 7.1

         Section 7.1. The aggregate number of shares which the Corporation shall have the authority to issue is 100,000,000 shares, of which 25,000,000 shares shall be Preferred Stock and shall be issued at a par value of $.01 per share, and 75,000,000 shares shall be common stock and shall be issued at a par value of $.01 per share. No share shall be issued until it has been paid for, and it shall thereafter be nonassessable.

                                                         [NM\MIN:97ANCLN1.MTG]-1

                                  APPENDIX "C"
                             NONA MORELLI'S II, INC.
                   1996 NON-QUALIFIED STOCK COMPENSATION PLAN


                                       I.

            Purpose of the 1996 Non-Qualified Stock Compensation Plan

         The purpose of the 1996 Non-Qualified Stock Compensation Plan (the "1996 Plan") is to promote the interests of Nona Morelli's II, Inc. ("Company") and its stockholders by providing a method whereby designated executive officers, consultants and members of the Board of Directors (" Eligible Persons") may be encouraged to invest in the Company's Common Stock, thereby increasing their proprietary interest in its business, providing them with additional incentive to remain in the employ of the Company and increasing their personal interest in its continued success and progress. These Eligible Persons will be granted options ("Options") to purchase shares of the Common Stock, $.01 par value, of the Company ("Common Stock").

                                       II.

                         Administration of the 1996 Plan

         A. The Committee. The 1996 Plan shall be administered by a Compensation Committee composed of independent members of the Board of Directors of the Company or such other committee as shall be designated by the Board of Directors (the "Committee"). The Committee shall consist of not less than two Directors of the Company, and shall be appointed by the Board of Directors. A majority of the members of the Committee shall constitute a quorum. Any decision or determination reduced to writing and signed by all the members of the Committee shall be fully as effective as if it had been made by a majority vote at a meeting duly called and held. The Committee may appoint a chairman from among the members and a secretary (who need not be a member) and make such rules and regulations for the conduct of its business as it shall be deemed advisable. No member of the Committee shall be liable in the absence of bad faith, for any act or omission with respect to his or her service on the Committee. Service on the Committee shall constitute service as a Director of the Company so that members of the Committee shall be entitled to identification and reimbursement as Directors of the Company.

         B. Authority of the Committee. Subject to the expressed provisions of the 1996 Plan, the Committee shall have plenary authority to determine, in its discretion, the Eligible Persons to whom shares are issued or options are granted, and the time or times within which (during the term of the Option) all or a portion of such Options may be exercised. In making such determination, the Committee may take into account the nature of the services rendered or expected to be rendered by the respective Eligible Persons, their present and potential contributions to the Company's success, the anticipated number of years of effective service remaining and such other factors as the Committee in its discretion shall deem relevant. Subject to the express provisions of the 1996 Plan, the Committee shall also have plenary authority to interpret the 1996 Plan, to prescribe, amend and rescind rules and regulations relating to it, to determine the terms and conditions of the respective Options (which terms and conditions need not be the same in each case), to impose restrictions on any shares issued upon the exercise of any Option and to determine the manner in

                                                         [NM\MIN:97ANCLN1.MTG]-1
which such restrictions may be removed, and to make all other determinations deemed necessary or advisable in administering the 1996 Plan. The Committee may specify in the original terms of any option or, if not so specified, shall determine whether any authorized leave of absence or absence of military or governmental service or for any other reason shall constitute a termination of eligibility for purposes of the 1996 Plan. Subject to the provisions of Article X, the determination of the Committee on the matters referred to in the 1996 Plan shall be conclusive; provided that it shall be the Board of Directors of the Company which shall determine whether unissued or treasury shares shall be issued upon the exercise of any Option.

         C. Each stock option shall be evidenced by a written option agreement in a form approved by the Committee.

                                      III.

                         Shares Subject to the 1996 Plan

         An aggregate of 1,000,000 post-merger shares of Common Stock shall be subject to the 1996 Plan, subject to adjustment in accordance with Section VIII hereof. An aggregate of 500,000 of the 1,000,000 post-merger shares shall be reserved for the grant of options. Such shares may be either authorized but unissued shares or shares now or hereafter held in the treasury of the Company.

         In the event that any Option under the 1996 Plan expires unexercised or is terminated, surrendered or canceled, the shares theretofore subject to such Option, or the unexercised portion thereof, shall again become available for Option under the 1996 Plan, including to the former holder of such Option, upon such terms as the Committee shall determine in accordance with the 1996 Plan and which terms may be more or less favorable than those applicable to such former Option.

                                       IV.

                                  Granting Date

         The action of the Committee with respect to the granting of an Option shall take place on such date as a majority of the members of the Committee at a meeting shall make a determination with respect to the granting of an Option or, in the absence of a meeting, on such date as of which written designation covering such Option shall have been executed by a majority of the members of the Committee. The effective date of the grant of an Option (the "Granting Date") shall be the date specified by the Committee in its determination or designation relating to the award of such Option or, in the absence of such a Specification, the date on which the action of the Committee relating to the award of such Option took place.

                                       V.

                                   Eligibility

         Shares and Options may be granted only to those Eligible Persons who are deemed appropriate by the Committee. In selecting optionees, consideration is given to factors such as employment position, duties and responsibilities, ability productivity, length of service, morale, interest in the Company and recommendations of supervisors and such other factors as the Committee deems relevant. Stock options may be granted to the same Eligible Person on more than one occasion.

                                                         [NM\MIN:97ANCLN1.MTG]-1

                                       VI.

                         Terms and Conditions of Options

         A. Option Exercise Price and Option Term. The purchase price (the "Exercise Price") of Option Shares shall be determined by the Committee in its sole and absolute discretion on the date of grant of such stock option; provided, however, that the option price shall not be less than the par value of the stock subject to the option. The determination of fair market value of Option Shares will be based on NASD-OTC Bulletin Board quotations or the quotations of any exchange upon which the Company shares may be traded. The stock option term shall be for a period of ten years from the date of grant or such shorter period as is determined by the Committee. Each stock option may provide that it is exercisable in full or in cumulative or noncumulative installments, and each stock option is exercisable from 30 days following the date of grant to any later date specified therein, all as determined by the Committee. The Committee's authority to take certain actions under the 1996 Plan includes authority to accelerate the exercisability of and to waive or adjust restrictions applicable to the exercise of stock options.

         B. Restrictions on Transfer and Exercise.

                  (1) Except as hereinafter provided, no Option granted pursuant to the 1996 Plan may be exercised at any time unless the holder thereof is then an Eligible Person of the Company. Options granted under the 1996 Plan shall not be affected by any change of status so long as the grantee continues to be an Eligible Person of the Company.

                  (2) The Option of any optionee whose eligibility is terminated for any reason, other than for death, disability (as defined in Section 105(d)
(4) of the Internal Revenue Code) or discharged for cause, shall terminate on the earlier of three months after termination of eligibility or the date that such Option expires in accordance with its term.

                  (3) In the event of the death of an optionee (a) while an Eligible Person of the Company or a subsidiary or (b) within three months after the termination of the eligibility of the optionee or in the event of the termination of eligibility by an optionee for permanent disability the Option may be exercised as follows:

                    (a) In the event of the death of an optionee during eligibility or within three months after the termination of eligibility, each Option granted to such optionee shall be exercisable to the extent provided therein but not later than one year after his or her death (but not beyond the stated duration of the Option). Any such exercise or payment shall be made only: ( 1) by or to the executor or administrator of the estate of the deceased optionee or person or persons to whom the deceased optionee's rights under the Option shall pass by will or the laws of descent and distribution; and (2) to the extent, if any, that the deceased optionee was entitled at the date of his or her death.

                    (b) In the case of an optionee who becomes disabled, the Option shall terminate on the earlier of one year after termination of eligibility or the date that such Option expires in accordance with its terms. During such period, the Option may be exercised by an optionee who becomes disabled with respect to the same number of shares in the same manner and to the same extent as if the optionee had continued his eligibility during such period.

                                                         [NM\MIN:97ANCLN1.MTG]-1

                  (4) The Option shall lapse immediately upon termination of eligibility of the optionee through discharge for cause as determined by the Committee in its sole discretion.

                  (5) Each Option granted under the 1996 Plan shall, by its terms, not be transferable otherwise than by will, the laws of descent and distribution or by assignment to the Optionee's IRA or Keough plan. During the optionee's lifetime, an Option granted under the 1996 Plan can be exercised only by him or her or his IRA or Keough plan.

         C. Manner of Exercise. An Option shall be exercised by giving a written notice to the Chief Executive Officer of the Company stating the number of shares of Common Stock with respect to which the Option is being exercised and containing such other information as may be requested and by tendering payment in full. Payment may be made with a cashier's or certified check; by surrender of Common Stock already owned by the Eligible Person having a fair market value equal to the option price; with a combination of a cashier's or certified check and Common Stock already owned by the Eligible Person having an aggregate fair market value equal to the option price; or by delivery of a promissory note having such terms as are determined by the Committee. For purposes of this Subsection (c), "fair market value" is the closing price per share of Common Stock on the NASD-OTC Bulletin Board on the day immediately preceding the day on which an Option is exercised, or if there is no sale on such day, the closing price per share on the last previous day on which a sale is reported. If Common Stock is not listed on the NASD-OTC Bulletin Board on the day immediately preceding the day an Option is exercised, then the closing price of a share of Common Stock as reported by the exchange upon which it is then listed, or if it is not then listed on any exchange, the closing price per share of Common Stock as reported by an automated quotation system shall be used to determine fair market value. If Common Stock is not listed on any exchange or its price is not reported by an automated quotation system on the day immediately preceding the day an Option is exercised, the Committee shall determine the fair market value of Common Stock for purposes of this Subsection (c) on the date of exercise of the Option.

         D. Limitations on Issuance of Stock Option Shares. The Company shall not be required, upon the exercise of any Option, to issue or deliver any shares of stock prior to (a) the authorization of such shares for listing on any stock exchange on which the Company's stock may then be listed, and (b) such registration or other qualification of such shares under applicable securities laws as the Company shall determine to be necessary or advisable. If shares issuable on the exercise of Options have not been registered under the Securities Act of 1933 ("the Act") or there is not available a current Prospectus meeting the requirements of the Act with respect thereto, optionees may be required to represent at the time of each exercise of Options that the shares purchased are being acquired for investment and not with a view to distribution; and the Company may place a legend on the stock certificate to indicate that the stock may not be sold or otherwise disposed of except in accordance with the Securities Act of 1933, as amended and the rules and regulations promulgated thereunder.

                                                         [NM\MIN:97ANCLN1.MTG]-1

                                      VII.

                        Stockholder and Employment Rights

         A holder of an Option shall have none of the rights of a stockholder with respect to any of the shares subject to Option until such shares shall be issued upon the exercise of the Option.

         Nothing in the 1996 Plan or in any Option granted pursuant to the 1996 Plan shall, in the absence of an express provision to the contrary, confer on any individual any right to be or to continue in the employ of the Company or its subsidiaries or shall interfere in any way with the right of the Company or any of its subsidiaries to terminate the eligibility of any individual at any time.

                                      VIII.

                           Adjustments to Common Stock

         The aggregate number of shares of Common Stock of the Company on which Options may be granted hereunder, the number of shares thereof covered by each outstanding Option and the price per share thereof in each such Option may all be appropriately adjusted, as the Board of Directors may determine, for any increase or decrease in the number of shares of stock of the Company resulting from a subdivision or consolidation of shares whether through reorganization, recapitalization, stock split or combination of shares, or the payment of a stock dividend or the increase or decrease of such shares effected without receipt of consideration by the Company. No fractional shares of stock shall be issued upon exercise of any Option, and in case a fractional share shall become subject to an Option by reason of a stock dividend or otherwise, the optionee holding such Option shall not be entitled to exercise it with respect to such fractional share.

         Subject to any required action by the stockholders, if the Company shall be the surviving corporation in any merger or consolidation, any Option granted hereunder shall pertain to and apply to the securities to which a holder of the number of shares of stock subject to the Option would have been entitled. Upon a dissolution of the Company, or a merger or consolidation in which the Company is not the surviving corporation every Option outstanding hereunder shall terminate, provided, however, that the case of such dissolution, merger or consolidation, then during the period thirty days prior to the effective date of such event, each holder of an Option granted pursuant to the 1996 Plan shall have a right to exercise the Option, in whole or in part.

                                       IX.

                  Effective Date and Termination Effective Date

         A. Effective Date. The 1996 Plan shall become operative and in effect on the date the 1996 Plan is approved by a vote of majority of all members of the Board of Directors, provided, however that the 1996 Plan shall be submitted to the Stockholders of the Company for approval within twelve months of the date of adoption of the 1996 Plan, and if such approval shall not be obtained by a vote of the holders of a majority of the total outstanding capital stock of the Company entitled to vote, voting as a single class, the 1996 Plan shall be null and void and all Options, if any granted thereunder shall automatically be canceled.

                                                         [NM\MIN:97ANCLN1.MTG]-1

         B. Termination. The 1996 Plan shall remain in effect until and shall terminate within 10 years from the date the 1996 Plan is adopted or the 1996 Plan was approved by the shareholders, whichever is earlier, but it may be terminated at an earlier date by action of the Board of Directors. Except as provided in subparagraph A above, termination of this 1996 Plan shall not affect the rights of grantees under Options theretofore granted to purchase stock under the 1996 Plan, and, all such Options shall continue in force and in operation after termination of the 1996 Plan, except as provided m subparagraph A above and except as may be terminated through death or other termination of eligibility in accordance with the terms of the 1996 Plan.

                                       X.

                                   Amendments

         The Board of Directors shall have complete power and authority to amend the 1996 Plan. provided, however, that except as expressly permitted in the 1996 Plan, the Board of Directors shall not, without the affirmative vote of the holders of a majority of the voting stock of the Company, make any amendment which would (a) abolish the Committee without designating such other committee, change the qualifications of its members, or withdraw the administration of the 1996 Plan from its supervision, (b) increase the maximum number of shares for which options may be granted under the 1996 Plan, (c) extend the term of the 1996 Plan, (d) change the minimum option price, or (e) amend the requirements as to the Eligible Persons eligible to receive Options.

                                       XI.

                        Government and Other Regulations

         The obligation of the Company to sell or deliver shares under Options granted pursuant to the 1996 Plan shall be subject to all applicable laws, rules and regulations, and to such approvals by the registrations with any governmental agencies as may be required.

                                      XII.

                                 Loan Agreements

         Each Option shall be subject to the condition that the Company shall not he obliged to issue or transfer any of its stock to a holder of an Option, in the exercise thereof, if at any time the Committee or the Board of Directors shall determine that the issuance or transfer of such stock would be in violation of any covenant in any of the Company's loan agreements or other contracts.

                                                         [NM\MIN:97ANCLN1.MTG]-1

                                      XIII.

                                Withholding Taxes

         The Company shall have the right at the time of exercise of any Stock Option to make adequate provision for any federal, state, local or foreign taxes which it believes are or may be required by law to be withheld with respect to such exercise ("Tax Liability"), to ensure the payment of such Tax Liability. The Company may provide for the payment of any Tax Liability by any of the following means, as determined by the Committee in its sole and absolute discretion in the particular case: (i) by requiring the Eligible Person to tender a cash payment to the Company, (ii) by withholding from the Eligible Person's salary, (iii) by withholding from the Option Shares which would otherwise be issuable upon exercise of the Stock Option that number of Option Shares having an aggregate fair market value (determined in the manner prescribed in paragraph VI) as of the date the withholding tax obligation arises which is equal to the Eligible Person's Tax Liability or (iv) by any other method deemed appropriate by the Committee. Satisfaction of the Tax Liability of a Section 16 Reporting Person may be made by the method of payment specified in clause (iii) above only if the following two conditions are satisfied:

         (a) the withholding of Option Shares and the exercise of the related Stock Option occurs at least six months and one day following the date of grant of such Stock Options; and

         (b) the withholding of Option Shares is made either (i) pursuant to an irrevocable election ("Withholding Election") made by such Eligible Person at least six months in advance of the withholding of Option Shares or (ii) on a day within a ten-day "window period" beginning on the third business day following the date of release of the Company's quarterly or annual summary statement of sales and earnings.

         Anything herein to the contrary notwithstanding, a Withholding Election may be disapproved by the Committee at any time.

         The Company hereby agrees to the provisions of this 1996 Plan, and in witness thereof, has caused this Agreement to be executed on this 21st day of March, 1996.

ATTEST:                                 NONA MORELLI'S II, INC.



/s/  John D.  Desbrow                   By: /s/   Fred G. Luke
----------------------------------          ----------------------------------
     John D. Desbrow                              Fred G. Luke
     Secretary                                    Chief Executive Officer

                                                         [NM\MIN:97ANCLN1.MTG]-1